UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04875

Name of Registrant: Royce Value Trust, Inc.

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service: John E. Denneen, Esquire 745 Fifth Avenue New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 – December 31, 2010

Item 1.  Reports to Shareholders.

Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust	ANNUAL
REVIEW AND REPORT
TO STOCKHOLDERS

A Few Words on Closed-End Funds

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies.

A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the Fund's Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A Closed-End Fund Offers Several Distinct Advantages Not Available From An Open-End Fund Structure

•
Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•
Unlike Royce's open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. In January 2011, the Funds announced the resumption of the quarterly distribution policies for their common stock, at a 5% annual rate, beginning in March 2011. As of December 31, 2010, each Fund had fully utilized its capital loss carryforwards for federal income tax purposes, allowing the managed distribution policies to be reinstated. Please see page 18-19 for more details.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor's total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 13, 15 and 17. For additional information on the Funds' Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 19 or visit our website at www.roycefunds.com.

This page is not part of the 2010 Annual Report to Stockholders

For more than 35 years, we have used a value approach to invest in small-cap securities. We focus primarily on the quality of a company's balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. We then use these factors to assess the company's current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

This page is not part of the 2010 Annual Report to Stockholders | 1

Performance Table

NAV Average Annual Total Returns	Through December 31, 2010

	Royce	Royce	Royce	Russell
	Value Trust	Micro-Cap Trust	Focus Trust	2000

Fourth Quarter 2010*	16.68%	17.66%	18.32%	16.25%

One-Year	30.27	28.50	21.79	26.86

Three-Year	0.81	0.88	2.41	2.22

Five-Year	5.16	4.82	6.91	4.47

10-Year	8.77	10.25	11.80	6.33

15-Year	10.70	10.89	n.a.	7.64

20-Year	12.65	n.a.	n.a.	10.83

Since Inception	11.06	11.19	11.56	—

Inception Date	11/26/86	12/14/93	11/1/96**	—

*	Not annualized
**	Date Royce & Associates, LLC assumed investment management responsibility for the Fund.

Important Performance and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of micro-cap, small-cap and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies.

2 | This page is not part of the 2010 Annual Report to Stockholders

Letter to Our Stockholders

Into The Great Wide Open
The stock market enjoyed a very good year in 2010. In a normal year, this would be an unremarkable observation, perhaps one not even worth making, at least not as a statement on its own. Twenty-ten, however, was no normal year, even applying the most generous range to that modifier. One could even argue that the mostly terrific results for equities were one of the major symptoms of the year's glaring lack of normalcy. Consider the fact that equity markets across the globe did all right to very well in the midst of ongoing economic uncertainty not just here in the United States, but in fellow economic heavyweights China and Europe as well.
     The nature and direction of that uncertainty is also worth noting, as it took on a generally western drift and included crises—some real, others perceived and a few arguably exaggerated—in each of the aforementioned locales. It began early in 2010 with an economic slowdown in China, which hurt hard asset prices everywhere while sending a chill through most of the world's capital markets. By spring, it had rolled into Europe in the form of the sovereign debt crisis before blowing across the Atlantic in the summer with fears of a double-dip recession in the U.S. The prospect of crisis then drifted back to China early in the autumn with attempts by the Chinese government to slow the nation's economy, before again lingering in Europe later in the fall with another sovereign debt problem, this time in Ireland.
     Interestingly, and perhaps tellingly, the world's equity markets began to shake off these events, or their possible materialization, in July. Share prices mostly climbed from that

One could even argue that the mostly terrific results for equities were one of the major symptoms of the year's glaring lack of normalcy. Consider the fact that equity markets across the globe did all right to very well in the midst of ongoing economic uncertainty not just here in the United States, but in fellow economic heavyweights China and Europe as well.

This page is not part of the 2010 Annual Report to Stockholders | 3

Charles M. Royce, President

Here at Royce, we have consistently
applied a highly disciplined approach
that surveys the entire universe
of micro-cap, small-cap and mid-cap
companies, striving to uncover
mispriced and underappreciated
businesses. Our experience over nearly
four decades, a span encompassing
multiple market and economic cycles,
has given us a unique perspective
into what makes companies grow,
what can lead them to be overvalued
and what makes them undervalued.

Our long-term perspective involves
an attempt to understand what a
business is worth and, consequently,
what a private buyer might pay for
the entire enterprise. In other words,
we think like owners, not renters. So as
holding periods have contracted of
late, we find our thoughts more closely
aligned with private equity investors
who seek to buy entire companies
because, like them, we evaluate the
financial and business dynamics of an
enterprise as if we were purchasing
the entire company. Our goal is to buy
businesses, not just stocks.

This business buyer's mentality has served us very well over the years as styles have gone in and out of favor,

Continued on page 6...

Letter to Our Stockholders

month through the end of the year, with the third and fourth quarters producing healthy, double-digit returns for most of the world's major indexes. So what happened to swing the mood of investors? While clearly concerned about a repeat of 2008, even a more muted version, investors at the same time seemed to respond a little better to the news of each impending difficulty. They may have seen some of what we saw—companies that, since the financial crisis erupted in the fall of 2008, have been managing their businesses successfully, providing many pockets of strength in a domestic economy that was slowly and, at least in our estimation, surely recovering.
     So while serious problems remain—housing, unemployment, the sorry state of national, state and municipal balance sheets—we see better times ahead. At the same time, we accept that the coming year (and perhaps longer) represents something like uncharted territory. To some, the immediate future feels like the great wide open, a place where all of the uncertainty and contradictory signals create a free-falling sensation that lacks the solid footing one might otherwise expect two years' worth of strong market returns to supply. After breaking down the year's returns for the major indexes and The Royce Funds in this Review and Report, we'll make our case that we are on more solid ground than many think.

Breakdown
While the year ended well for most major equity indexes, results through the first half of the year were fairly dismal, with all of the major domestic and non-U.S. indexes posting negative returns. Following domestic market lows in early July, however, share prices began an ascent that took them through the end of the year, making 2010 the second consecutive year of double-digit positive performance for the three major U.S. indexes. Small-caps led the way by a substantial margin. For the calendar year, the small-cap Russell 2000 gained 26.9%, the large-cap S&P 500 climbed 15.1% and the more tech-heavy Nasdaq Composite rose 16.9%. (Although returns for the Russell Midcap index were also quite healthy, they lagged those of small-cap in 2010, with the Russell Midcap index up 25.5%.)
     Each index's showing from the interim small-cap low on July 6, 2010—a period that coincided with the greatest anxiety over a double-dip recession—was particularly impressive. From that date through December 31, 2010 the Russell 2000 was up 33.6% versus respective gains of 23.6% and 26.7% for the S&P 500 and Nasdaq Composite. The advantage for small-cap stocks during both the recent bull run and the year as a whole was sealed during the fourth quarter, when the Russell 2000 was up 16.3% versus respective gains of 10.8% and 12.0% for the larger-cap S&P 500 and Nasdaq Composite. Better relative first-half performance was also a factor, as the small-cap index lost less than its larger siblings through the first six months of 2010. As welcome and strong as 2010's returns were, the three U.S. indexes remained shy of their respective peaks, though the Russell 2000, only 3.8% off its previous peak on July 13, 2007, came closest to setting a new market cycle high. The S&P 500 finished the year 13.6% shy of its

4 | This page is not part of the 2010 Annual Report to Stockholders peak on October 9, 2007, while the Nasdaq has still not surpassed its peak from March 10, 2000 and ended the year 47.5% off that high.

          Non-U.S. indexes performed in line with their U.S. counterparts, though small-cap’s edge was even more pronounced in 2010 than it was here at home. For the calendar year, the MSCI World (ex U.S.) Small Core index gained 24.5%, while the MSCI EAFE index was up 7.8%. Both the small-cap and large-cap non-U.S. indexes were strong off the early July domestic small-cap low. From July 6, 2010 through December 31, 2010, the MSCI World (ex U.S.) Small Core index climbed 29.8%, and the MSCI EAFE index rose 21.3%. Three-year average annual returns for both overseas indexes were negative, as they were for the S&P 500. The Nasdaq was essentially flat for the three-year period ended December 31, 2010, while the Russell 2000 gained 2.2%. For the five-year period ended December 31, 2010, the two non-U.S. and three domestic indexes were all positive, with the Russell 2000 and MSCI World (ex U.S.) Small Core index in the lead, followed by the S&P 500, the MSCI EAFE and the Nasdaq.

Our work was showing many pockets of strength in the economy that accelerated throughout the year, businesses that were benefiting from the decline of the dollar, and renewed activity in many sectors and industries. So the market’s strength through much of 2010 was not a surprise to us.

          Within small-cap, growth continued its leadership, outperforming value in 2010. The Russell 2000 Value index rose 24.5% compared to a gain of 29.1% for the Russell 2000 Growth index. Small-cap growth also held an edge for the five-year period ended December 31, 2010, while annualized periods of 10 years or more saw a sizeable edge for small-cap value. Micro-cap companies performed even better in the calendar year, with the Russell Microcap index up 28.9% in 2010. As was the case with small-cap, growth provided an edge relative to value within the Russell Microcap index for the calendar-year period.

Good Enough

Accepting that there is more to portfolio management—and life—than beating a benchmark, we were very satisfied with performance as a whole for the three close-end funds featured in this Annual Review and Report. We were especially pleased with two developments: All three of our Funds performed very well on a relative basis in 2010’s lone significant correction, the period from the interim small-cap high on April 23, 2010 through the interim small-cap low on July 6, 2010. More importantly, each Fund finished the year with strong returns on an absolute basis. The two are not unrelated in our view. Key to our disciplined value ethos is the idea that not losing money is as critical as making it.

We suspect that the reign of high-beta, often low-quality companies is likely to end soon, usurped by companies with characteristics such as high returns on invested capital, free cash flow generation and dividends.

          Relative results for the calendar year were also strong, with Royce Value Trust and Royce Micro-Cap Trust outpacing the Russell 2000 for the calendar-year period on both an NAV (net asset value) and market price basis. All three of our closed-end portfolios also outpaced the Russell 2000 for the five-year and 10-year periods ended December 31, 2010 on an NAV basis. Factoring in the Funds’ strong down market results, absolute calendar-year returns and generally better

This page is not part of the 2010 Annual Report to Stockholders  |  5

many times driven by economic cycles.
Our analytical work centers first
on evaluating what a business is worth
today, in recognition of the fact that
it is a far more difficult proposition
to discern what a business will be worth
in the future. Once we have appropriate
conviction on the value
of an enterprise, we then establish a share
price that we are willing to pay that
discounts a required rate of return
on our capital and adds additional margin
for our inevitable mistakes. Generally
speaking, we target a discount of at
least 30%—and preferably 50%—below
our assessment of a business's worth.
This would translate into a 44%-100%
return on our investment in the event
that our share price objective is met.

So what differentiates a business
buyer's analysis from the traditional
approach more concerned with
earnings growth? First and most
importantly, the business is measured
over a long-term period and not on
financial results from one quarter
or even one year. Businesses tend not
to change overnight. However, we
know from experience that their stock
prices certainly can.

Measuring the profitability of
a business is not a novel idea, but it's
a task that we perform diligently in
an attempt to understand the quality
and sustainability of a business.
Return on Invested Capital (ROIC),
Return on Assets (ROA) and Free
Cash Flow are our favored metrics, but
they are obviously just numbers that
are readily available to everyone and,

Continued on page 8...

Letter to Our Stockholders

longer-term performance records versus their benchmark, we were pleased with overall returns for the calendar year. The strong performance by the Funds allowed their Board to announce in January 2011, the resumption of their managed distribution policy, at a 5% annual rate, commencing in March 2011.
          Within the small-cap market as a whole, stocks in the energy and technology sectors were the top performers in 2010, according to data from Russell Investments. Although we organize our own sector and industry breakdowns a little differently than Russell, we saw strength in similar areas, namely our own Technology, Industrial Products and Natural Resources sectors. Net gains for the latter sector were driven by several precious metals and mining companies as well as many energy services stocks. Taken as a whole, the portfolios also had a lot of success with investments in the Industrial Services, Financial Services and Consumer Products sectors. In fact, there were net contributors in nearly all sector and industry group, another testament to the depth and breadth of the market's recovery.

Long After Dark
          As wonderful as it was to see a second straight year of terrific equity returns, particularly coming off the financial collapse of late 2008-early 2009, the issue remains that the market rose markedly in a period of intense economic anxiety, which has engendered a host of questions about how and why this happened. It puts us in mind of the old adage that the market climbs a wall of worry. It also dovetails nicely with the notion that the market is almost always looking ahead a few years, which, if nothing else, makes it clear that investors were more optimistic about the global economy than many others.
          In fact, both of those ideas define what happened in 2010 pretty well. Looking more closely, we think what happened was that the media focused on a narrow set of economic news, namely deficits, housing and unemployment, and missed much of what was going

6 | This page is not part of the 2010 Annual Report to Stockholders on elsewhere in the economy. For months, the dominant stories were budget woes, foreclosures and jobless claims. While these are undoubtedly serious problems, they also offer very narrow lenses through which to view the economy, whether that of the U.S. or the world. Our own work was showing many pockets of strength in the economy that accelerated throughout the year, businesses that were benefiting from the decline of the dollar, and renewed activity in many sectors and industries. So the market's strength through much of 2010 was not a surprise to us.
          If not for those worrisome problems just mentioned, the success of the market in 2010 would be a very different kind of story. However, we remain convinced that what took place in equities last year was simply the historical advantage that small-caps have typically enjoyed coming out of recessions. They are often thought of as being more nimble and thus more responsive to economic events, and 2010 represents to us the latest phase in the post-recession recovery for stocks that began after the market low in March 2009. Of course, the world is not as complacent as it was in the middle part of the decade. Much of the wariness about the recent bull market is symptomatic of the generally more cautious attitude that many people now possess. As value investors, we are always all for caution, but we see the intelligence with which so many companies have managed themselves over the last two or three years as more meaningful than the economic problems we are currently laboring to solve. This is what inspires our confidence in the economy going forward.

The Waiting
Returning to the more narrow sphere of stocks, we have noticed that the world seems to have been waiting for a while now for large-cap to post a pronounced gain in performance at the expense of their small-cap counterparts. As of this writing, this grand shift to large-cap leadership has not materialized. From our somewhat biased perspective, we do not see it coming soon, though we do see what we regard as an important change in the market. As indiscriminately good as most of the last 22 months have been for stocks, we suspect that the reign of high-beta, often low-quality companies is likely to end soon, usurped by companies with characteristics such as high returns on invested capital, free cash flow generation and dividends. These elements are more likely to determine leadership than market capitalization. So while it would not be surprising to see large-cap enjoying periods of outperformance in the months to come, we do not expect the spread to be significant. We believe that the days of wide divergence between small-cap and large-cap, such as we saw in the '90s, are over, at least for the intermediate term.
          As long-established believers in reversion to the mean, we think that the decade ahead should be a positive one for stocks if for no other reason than that the previous one was so difficult. We also see the next few years as something of a reverse of the previous two—our expectation is that the economy will heat up and grow more quickly than the stock market. While we remain essentially confident about the long-

Overall, our outlook is fairly positive. Corrections in the 10% or greater range should create opportunities for us on a global scale. We think that returns will remain positive and that volatility will remain a presence which we seek to use to our advantage in the months and years ahead.

This page is not part of the 2010 Annual Report to Stockholders | 7

on their own, only reveal so much.
While each plays an important part in
determining a company's valuation,
it is ultimately the subjective assess-
ment of an enterprise that tests our
analytical acumen.

Enterprise Conviction (EC) is a pro-
prietary methodology that we developed
at Royce to isolate our assessment of
conviction in the quality of a business
from its valuation. We have developed
core tenets designed to reveal the
structure of the company's market,
the sustainable or competitive edge that
it possesses, its future prospects, and
the ability of the management team to
guide the business going forward.

Importantly, this combination of
Enterprise Conviction backed up by
traditional analytics has also created
a consistent approach to our inter-
actions with company management
teams. Meeting and interviewing the
key leaders of a business is a critical
part of Royce's business evaluation
process. Using our specialized
process offers a measure of protection
against common investor pitfalls such
as "value traps," commitment bias
or allowing an interesting management
story to morph into investment conviction.
At Royce, our process centers on
uncovering the worth of a business,
not on what its stock may do in the
near term. By establishing conviction
about our knowledge of an entire
enterprise, we can more easily assess
the financial opportunities, weigh
the risks of investment, and determine
an appropriate price to pay.

Letter to Our Stockholders

term prospects for stocks, we do not see the kind of returns on an annualized basis that we saw in 2009 and 2010 and instead see annualized returns in the high single digits for the decade as a whole. There should be a lot of differentiation and an ample number of corrections, some of them, like 2010's spring-summer downturn, more than capable of temporarily suspending investors' confidence. We view this as a near-ideal environment for disciplined and discriminating stock pickers such as ourselves. Overall, then, our outlook is fairly positive. Corrections in the 10% or greater range should create opportunities for us on a global scale. We think that returns will remain positive and that volatility will remain a presence which we seek to use to our advantage in the months and years ahead.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

January 31, 2011

We dedicate this Review and Report to the memory of our beloved partner and colleague, Denis Fitzgerald, who passed away in February. Denis was a valued member of our marketing and research teams and contributed immeasurably to the production and design of our materials. He worked alongside of us for nearly 22 years. His commitment to our firm and its betterment were unsurpassed. His energy and spirit not only define our firm, but will remain with us forever.

8 | This page is not part of the 2010 Annual Report to Stockholders

Style Points

It is impossible to produce superior performance unless you do something different from the majority.
– Sir John Templeton

Every active manager needs an edge. There needs to be something dynamic and at least somewhat unique about the security selection process that sets their portfolios apart. This is especially true if their goal—as it is for us here at The Royce Funds—is to generate strong absolute long-term returns. The quote above from Sir John Templeton illustrates this perfectly. How any “superior performance” is produced, however, is another matter.

relate to how we look at companies. First, we use a time tested approach that most commonly focuses on strong balance sheets, high returns on invested capital and a record of success as a business. Second, we pay very close attention to risk at multiple levels. While most managers focus chiefly on potential returns, we devote at least equal and sometimes more attention to the risk side of the equation. Our contention is that failing to do so can erode, or even destroy, long-term returns.

          After all, the world is full of ostensibly great investment approaches, seemingly sound strategies and apparently foolproof methods for making money in the stock market. Yet these techniques do not always accomplish what they set out to do. With this in mind, it seems to us that the key questions are, how does one establish a long-term performance edge? How does a manager do something differently from the majority, and do it successfully?

          These questions have only grown in importance over the last three years, as the world just barely avoided a collapse of the global financial system late in 2008 and has been struggling to create a more lasting recovery ever since. The difficulties of the more recent period further validate the importance of measuring performance over full market cycles (or rolling five- and 10-year periods), spans that include both up and down phases. On those scores, a close look at page 10 will provide the market cycle returns for several Royce Funds and their showings against their respective benchmarks.

          The success that we have enjoyed over these periods is the result of three closely related elements. The first two

Our Funds seek to help investors build wealth as consistently, and with as little volatility, as possible within our investment universe. Without the requisite discipline, such a goal could not be reached. Our approach and our unshakeable commitment to it are the vital things that we believe have helped us to separate our Funds from the portfolio pack.

          Combined with this is an equally important third factor: our managers’ willingness to stick to their respective approaches, regardless of market movements and trends. Adhering to the discipline is as vital to our success as the approach itself. This is especially relevant during market extremes such as those we have seen over the last several years.

          For us, the security selection process and the discipline and commitment to stick with it are inextricably bound together. Our goal is always to grow capital. While we enjoy besting benchmarks as much as any active asset manager, our focus is never on beating the market. When it happens, we see it only as a happy byproduct of the successful execution of our investment discipline. Our Funds seek to help investors build wealth as consistently, and with as little volatility, as possible within our investment universe. Without the requisite discipline, such a goal could not be reached. Our approach and our unshakeable commitment to it are the vital things that we believe have helped us to separate our Funds from the portfolio pack.

This page is not part of the 2010 Annual Report to Stockholders | 9

Small-Cap Market Cycle Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. Flourishing in an up market is wonderful. Surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio's mettle is performance over full market cycle periods, which include both up and down market periods. We believe that providing full market cycle results is more appropriate even than showing three- to five-year standardized returns because the latter periods may not include the up and down phases that constitute a full market cycle.

Since the Russell 2000's inception on 12/31/78, value—as measured by the Russell 2000 Value index—outperformed growth—as measured by the Russell 2000 Growth index—in six of the small-cap index's eight full market cycles. The most recently concluded cycle, which ran from 3/9/00 through 7/13/07, was the longest in the index's history, and represented what we believe was a return to more historically typical performance in that value provided a significant advantage during its downturn (3/9/00 - 10/9/02) and for the full cycle. In contrast, the new market cycle that began on 7/13/07 has so far favored growth over value, an unsurprising development when one considers how thoroughly value dominated growth in the previous full cycle.

Peak-to-Peak (3/9/00-7/13/07)
For the full cycle, value provided a sizeable margin over growth, which finished the period with a loss. Each of our closed-end funds held a sizeable performance advantage over the Russell 2000 on both an NAV (net asset value) and market price basis. On an NAV basis, Royce Focus Trust (+264.2%) was our best performer by a wide margin, followed by Royce Micro-Cap Trust (+175.9%) and Royce Value Trust (+161.3%). The latter two funds in particular benefited from their use of leverage during this, as well as in subsequent bullish periods.

Peak-to-Current (7/13/07-12/31/10)
During the difficult, volatile decline that ended 3/9/09, both value and growth posted similarly negative returns. Events in the financial markets immediately preceding the end of 2008's third quarter caused the Russell 2000 to decline significantly. After a brief rally at the end of 2008, the index continued to fall, though it has since recovered significantly, gaining 134.0% from 3/9/09 through 12/31/10.

Royce Focus Trust narrowly outperformed the index during the decline, while all three closed-end funds outpaced the Russell 2000 during the rally from 3/9/09 through 12/31/10.

ROYCE FUNDS NAV TOTAL RETURNS VS. RUSSELL 2000 INDEX:
MARKET CYCLE RESULTS

	Peak-to-	Peak-to-	Trough-to-	Peak-to
	Peak	Trough	Current	Current
	3/9/00-	7/13/07-	3/9/09-	7/13/07-
	7/13/07	3/9/09	12/31/10	12/31/10

Russell 2000	54.8%	-58.9%	134.0%	-3.8%

Russell 2000 Value	189.4	-61.1	134.2	-9.0

Russell 2000 Growth	-14.8	-56.8	133.6	1.0

Royce Value Trust	161.3	-65.6	176.7	-4.7

Royce Micro-Cap Trust	175.9	-66.3	174.9	-7.4

Royce Focus Trust	264.2	-58.3	138.3	-0.5

Past performance is no guarantee of future results. See page 2 for important performance information for all of the above funds.

10 | This page is not part of the 2010 Annual Report to Stockholders

2010 Annual Report to Stockholders | 11

AVERAGE ANNUAL NAV TOTAL RETURNS
Through 12/31/10

July-Dec 2010*			34.34%

One-Year			30.27

Three-Year			0.81

Five-Year			5.16

10-Year			8.77

15-Year			10.70

20-Year			12.65

Since Inception (11/26/86)			11.06

*Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT

2010	30.3%	2000	16.6%

2009	44.6	1999	11.7

2008	-45.6	1998	3.3

2007	5.0	1997	27.5

2006	19.5	1996	15.5

2005	8.4	1995	21.6

2004	21.4	1994	0.1

2003	40.8	1993	17.3

2002	-15.6	1992	19.3

2001	15.2	1991	38.4

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Rofin-Sinar Technologies			1.0%

Oil States International			1.0

HEICO Corporation			0.9

Nordson Corporation			0.9

Coherent			0.8

Sapient Corporation			0.8

Newport Corporation			0.8

E-L Financial			0.8

Alleghany Corporation			0.8

Woodward Governor			0.8

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets Applicable to Common Stockholders

Industrial Products			22.8%

Technology			17.9

Industrial Services			13.1

Natural Resources			11.4

Financial Services			10.3

Financial Intermediaries			9.7

Consumer Products			6.5

Health			5.7

Consumer Services			4.5

Diversified Investment Companies			0.8

Miscellaneous			5.0

Bond and Preferred Stocks			0.1

Cash and Cash Equivalents			12.1

Royce Value Trust

Manager’s Discussion
In 2010, Royce Value Trust (RVT) was up 30.3% on an NAV (net asset value) basis and 35.1% on a market price basis, on each front outperforming both of its small-cap benchmarks, the Russell 2000, which rose 26.9%, and the S&P SmallCap 600, which climbed 26.3%, for the same period. As pleased as we were to beat each benchmark in 2010, we drew even more satisfaction from the Fund's strong absolute results on both an NAV and market price basis.
          RVT enjoyed a particularly strong second half, participating fully in the market's powerful QE2-induced rally, which helped it overcome the effects of a lackluster first six months. Over this period, defined by sovereign debt concerns in Europe and renewed fears of a double-dip recession in the U.S., the Fund fell 3.0% on an NAV basis and lost 2.0% on a market price basis. During the third quarter, RVT rose 15.1% on an NAV basis and 14.9% on a market price basis, outpacing the Russell 2000, which was up 11.3%, and the S&P SmallCap 600, which gained 9.6%, for that same period. In the fourth quarter, when the bull run gained additional momentum, RVT rose 16.7% on an NAV basis and 20.0% on a market price basis, in both instances outpacing the small-cap indexes' respective gains of 16.3% and 16.2%.

           The Fund lost less than its benchmarks on an NAV basis during the year's lone significant correction, while its market price return trailed. From the interim small-cap high on April 23, 2010 through the interim small-cap low on July 6, 2010, RVT lost 19.1% on an NAV basis and 21.1% on a market price basis compared to a loss of 20.3% for the Russell 2000 and 19.2% for the S&P SmallCap 600. The Fund beat the Russell 2000 on both bases over a longer-term market cycle period. From the March 9, 2009 market low through December 31, 2010, the Fund gained 176.7% on an NAV basis and 195.0% on a market price basis, while the Russell 2000 gained 134.0% and

GOOD IDEAS THAT WORKED
Top Contributors to 2010 Performance*

Sotheby's	0.81%

Oil States International	0.51

Hawkins	0.50

Newport Corporation	0.49

Value Partners Group	0.48

*Includes dividends

the S&P SmallCap 600 rose 133.8%. (Please see page 10 for the Fund's recent market cycle results.) RVT also outpaced the Russell 2000 and the S&P SmallCap 600 on an NAV basis for the five-, 10-, 15-, 20-year and since inception (11/26/86) periods ended December 31, 2010, and for each of these periods except the five-year span on a market price basis. The Fund's NAV average annual total return since inception was 11.1%.
      The negative sentiment that marked the first half of 2010 led to high levels of stock correlation and general outperformance of defensive sectors such as Health and Consumer Services. The Fed's decision near the end of the third quarter to initiate a second and

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund's shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and microcap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

12 | 2010 Annual Report to Stockholders

Performance and Portfolio Review

surprisingly robust round of quantitative easing markedly changed the trajectory of both the market and the relative performance of individual sectors. Risk taking was quickly back in vogue, leading to strong gains in the second half of the year that were driven by the more volatile and economically sensitive areas of the market.
          Following a mixed picture at the halfway point in the year, all eleven of the Fund's equity sectors ended up contributing to the full year's gains. The three leading sectors were particularly impactful, comprising more than half of RVT's total return. Industrial Products, Technology and Natural Resources led the way followed by Industrial Services and Financial Services. Sotheby's, a leading auction house focusing on fine art, antiques, and other rare collectibles, as well as high-end residential real estate properties, was the leading individual gainer for the Fund. Benefitting from a resurgence of demand from traditional markets in the U.S. and Europe, in addition to an explosion of new demand from the rapidly growing Asia Pacific region, shares in this preeminent global brand doubled during the course of the year. Oil States International is a leading provider of specialty products and services to oil and gas drilling and exploration companies. Its share price jumped as a rising tide of increasing oil prices and subsequent high levels of demand for each of the company's four primary business units—accommodations, offshore products, tubular services and well site services—led to high earnings and cash flow growth.

          On the negative side, Corinthian Colleges was the Fund's worst performer. One of North America's largest post-secondary education companies, its share price fell dramatically as massive regulatory uncertainty led to a sharp decline in enrollments. We largely exited the position, maintaining only a small allocation due to an extremely attractive valuation and our long-term belief in the merits of the company's business model. Artio Global Investors, a global asset manager with products across both fixed income and equity asset classes, with primary emphasis in international equity funds, was another trouble spot. Given the substantial dislocation in Europe following the Greek debt crisis, Artio saw outflows and uneven

GOOD IDEAS AT THE TIME
Top Detractors from 2009 Performance*

Corinthian Colleges	-0.24%

Artio Global Investors Cl. A	-0.21

Bank of N.T. Butterfield & Son	-0.17

Wilmington Trust	-0.17

Central Steel & Wire	-0.14

*Net of dividends

performance in its core international funds. We remain optimistic about the firm's long-term potential as the international equity theme regains traction after the recent spike in risk aversion.

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/26/86) through 12/31/10

Annual distribution totals as indicated
*
Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all annual distributions as indicated and fully participated in primary subscriptions of the Fund's rights offerings.

**	Reflects the actual market price of one share as it traded on the NYSE.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,366 million

Weighted Average P/E Ratio**	17.9x

Weighted Average P/B Ratio	2.0x

U.S. Investments (% of Net Assets applicable to Common Stockholders)	86.9%

Non-U.S. Investments (% of Net Assets applicable to Common Stockholders)	20.9%

Fund Total Net Assets	$1,326 million

Net Leverage†	8%

Turnover Rate	30%

Number of Holdings	607

Symbol
Market Price	RVT
NAV	XRVTX

*Geometrically calculated
**The Fund's P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 12/31/10).
†Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.

CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 12/31/10 at NAV or Liquidation Value

66.0 million shares of Common Stock	$1,106 million

5.90% Cumulative Preferred Stock	$220 million

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages(%)

2010 Annual Report to Stockholders | 13

AVERAGE ANNUAL NAV TOTAL RETURNS
Through 12/31/10

July-Dec 2010*			30.55%

One-Year			28.50

Three-Year			0.88

Five-Year			4.82

10-Year			10.25

15-Year			10.89

Since Inception (12/14/93)			11.19

* Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RMT	Year	RMT

2010	28.5%	2001	23.4%

2009	46.5	2000	10.9

2008	-45.5	1999	12.7

2007	0.6	1998	-4.1

2006	22.5	1997	27.1

2005	6.8	1996	16.6

2004	18.7	1995	22.9

2003	55.5	1994	5.0

2002	-13.8

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Kennedy-Wilson Holdings			1.5%

Sapient Corporation			1.4

Seneca Foods			1.2

Tennant Company			1.1

Epoch Holding Corporation			1.0

Flexsteel Industries			1.0

Patriot Transportation Holding			1.0

Richardson Electronics			0.9

SFN Group			0.9

Tejon Ranch			0.9

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets Applicable to Common Stockholders

Industrial Products			22.2%

Technology			16.3

Industrial Services			12.4

Natural Resources			11.0

Financial Intermediaries			8.1

Health			7.5

Financial Services			6.9

Consumer Products			6.3

Consumer Services			4.3

Diversified Investment Companies			1.0

Miscellaneous			4.9

Preferred Stock			0.4

Cash and Cash Equivalents			18.0

Royce Micro-Cap Trust

Manager’s Discussion
Following a blistering year for micro-cap stocks in 2009, we entered 2010 cautiously optimistic that this segment of the market would continue to produce solid, albeit more modest, absolute returns in the face of continued challenges in the areas of unemployment and housing in the U.S. Midway through the year, it appeared that these trouble spots, combined with fresh concerns surrounding the fiscal health of Europe and the impact of rapidly rising commodity prices, might challenge our constructive outlook. Our growing unease was dispelled in August when the Fed intervened once again in the capital markets with a second and surprisingly robust program of quantitative easing. Risk taking returned to fashion, leading to very strong second-half and full-year result for stocks broadly and micro-caps in particular.
     In 2010, Royce Micro-Cap Trust (RMT) gained 28.5% on an NAV (net asset value) basis and 34.1% on a market price basis, on each front outperforming its small-cap benchmark, the Russell 2000, which rose 26.9% for the same period, and on an NAV basis just shy of the Russell Microcap index's gain of 28.9% for the same period. It is always satisfying to beat the benchmark, but we took even more satisfaction from the Fund's strong absolute results on both an NAV and market price basis. RMT was strong in the second half, especially in the torrid fourth quarter. This helped to alleviate the effects of an uninspiring first six months, in which the Fund lost 1.6% on an NAV basis and lost 0.4% on a market price basis. During the third quarter, RMT climbed 11.0% on an NAV basis and 12.7% on a market price basis, compared to the Russell 2000, which was up 11.3%, and the Russell Microcap index, which rose 7.8%, for that same period. In the fourth quarter, when the upswing gained momentum, RMT was up 17.7% on an NAV basis and 19.5% on a market price basis, in both instances outpacing the small-cap index's gain of 16.3%. The Russell Microcap index gained 19.4% during the same period.

GOOD IDEAS THAT WORKED
Top Contributors to 2010 Performance*

Geeknet	1.64%

Sapient Corporation	1.09

iGATE Corporation	1.04

SFN Group	0.81

Hawkins	0.68

*Includes dividends

     The year saw one substantial correction. From the interim small-cap high on April 23, 2010 through the interim small-cap low on July 6, 2010, RMT lost 19.2% on an NAV basis and 21.4% on a market price basis, compared to a loss of 20.3% for its benchmark and 20.9% for the Russell Microcap index. However, the Fund beat both the Russell 2000 and the micro-cap index on both bases over a longer-term market cycle period. From the March 9, 2009 market low through December 31, 2010, the Fund gained 174.9% on an NAV basis and 190.7% on a market price basis, while the small-cap index gained 134.0% and the micro-cap index was up 139.7%. (Please see page 10 for the Fund's recent market cycle results.) RMT also outpaced the Russell 2000 on an NAV basis for the five-, 10-, 15-year and since inception (12/14/93) periods ended December 31, 2010, and for each of these

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund's shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

14 | 2010 Annual Report to Stockholders

Performance and Portfolio Review

periods except the five-year span on a market price basis. The Fund's NAV average annual total return since inception was 11.2%.
     All of the Fund's ten equity sectors contributed positively to the strong calendar-year result, with Technology and, to a lesser extent, Industrial Products leading the way. These sectors were followed by solid net gains for Natural Resources and Industrial Services. Indeed, it was the more economically sensitive segments of the market that responded most fully to the Fed's policy action as market participants began to embrace the notion that the U.S. economy was transitioning from a fragile recovery into a stable expansion. This shift in investor orientation was also reflected at the industry level, as leading gainers included commercial industrial services, IT services, precious metals and mining, software and machinery companies.
     The top three individual performers all hailed from the portfolio's Technology sector. Geeknet, a favorite for reasons well beyond its name, took top billing as this network of e-commerce websites focused on technology-oriented professionals rolled out new product offerings that drove substantial revenue growth. Sapient was in second position as this leading business consulting and technology services firm was a direct beneficiary of improved technology and marketing spending from its corporate customers. Broadly speaking, capital spending was an important theme in the technology space as corporations became more comfortable with the economic environment and began to reinvest in crucial aspects of their business after a long period of belt tightening.

      Willbros Group, an engineering and construction company serving primarily the oil and gas industry, fell sharply as concerns regarding project delays as a result of BP’s oil well leak in the Gulf of Mexico weighed on the shares. With the company’s limited direct exposure to offshore construction projects and attractive valuation, we used weakness earlier in the year to add to our position and subsequently trimmed a bit later on as the shares began to recover. Medical Action Industries was another disappointment for the year. This manufacturer of disposable surgical products experienced declining profit margins as resin costs—a primary input expense—escalated along with other commodity prices. The combination of

GOOD IDEAS AT THE TIME
Top Detractors from 2010 Performance*

Corinthian Colleges	-0.61%

Medical Action Industries	-0.45

Jinpan International	-0.42

FBR Capital Markets	-0.40

Charming Shoppes	-0.37

* Net of dividends

a very attractive valuation with improved resin pricing later in the year encouraged us to add to our position. MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (12/14/93) through 12/31/10

Annual distribution totals as indicated
*
Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($7.50 IPO), reinvested distributions as indicated and fully participated in the primary subscription of the 1994 rights offering.

**	Reflects the actual market price of one share as it traded on the NYSE and, prior to 12/1/03, on Nasdaq.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$324 million

Weighted Average P/B Ratio	1.6x

U.S. Investments (% of Net Assets applicable to Common Stockholders)	93.1%

Non-U.S. Investments (% of Net Assets applicable to Common Stockholders)	8.2%

Fund Total Net Assets	$371 million

Net Leverage**	1%

Turnover Rate	27%

Number of Holdings	340

Symbol
Market Price	RMT
NAV	XOTCX

*Geometrically calculated
**Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.

CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 12/31/10 at NAV or Liquidation Value

27.5 million shares of Common Stock	$311 million

6.00% Cumulative Preferred Stock	$60 million

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages(%)

2010 Annual Report to Stockholders | 15

AVERAGE ANNUAL NAV TOTAL RETURNS
Through 12/31/10

July-Dec 2010*			32.12%

One-Year			21.79

Three-Year			2.41

Five-Year			6.91

10-Year			11.80

Since Inception (11/1/96)**			11.56

*Not annualized
**Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

CALENDAR YEAR NAV TOTAL RETURNS

Year	FUND	Year	FUND

2010	21.8%	2003	54.3%

2009	54.0	2002	-12.5

2008	-42.7	2001	10.0

2007	12.2	2000	20.9

2006	16.3	1999	8.7

2005	13.3	1998	-6.8

2004	29.3	1997	20.5

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Berkshire Hathaway Cl. B			3.7%

Mosaic Company (The)			3.1

Schnitzer Steel Industries Cl. A			2.9

GrafTech International			2.9

Western Digital			2.8

Seabridge Gold			2.7

Buckle (The)			2.6

Franklin Resources			2.6

Varian Semiconductor Equipment Associates			2.6

Reliance Steel & Aluminum			2.5

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets Applicable to Common Stockholders

Natural Resources			30.8%

Technology			15.7

Industrial Products			15.2

Financial Services			12.6

Consumer Products			8.7

Industrial Services			6.1

Consumer Services			5.3

Financial Intermediaries			5.1

Health			1.6

Miscellaneous			0.9

Cash and Cash Equivalents			12.5

Royce Focus Trust

Manager’s Discussion
Royce Focus Trust (FUND) was up 21.8% on an NAV (net asset value) basis and 19.6% on a market price basis for the calendar-year period, in each case underperforming its small-cap benchmark, the Russell 2000, which rose 26.9% for the same period. Underperforming the benchmark in 2010 was just slightly discouraging, as the Fund posted strong absolute results on both an NAV and market price basis. FUND also enjoyed a strong second half, which helped to mitigate the effects of a frankly dismal first half, in which it fell 7.8% on an NAV basis and lost 9.3% on a market price basis. During the third quarter, the Fund was up 11.7% on an NAV basis and 11.0% on a market price basis, bookending the 11.3% return of the Russell 2000 for that same period. The rally gathered force between October and December, when FUND gained 18.3% on an NAV basis and 18.8% on a market price basis, in both instances outpacing the small-cap index's gain of 16.3%.
     The Fund's NAV performance was stronger than both its market price showing and the return of the Russell 2000 during the year's lone significant correction. From the interim small-cap high on April 23, 2010 through the interim small-cap low on July 6, 2010, FUND lost 17.5% on an NAV basis and 21.5% on a market price basis compared to a loss of 20.3% for its benchmark. This pattern held during a longer-term market cycle period. From the March 9, 2009 market low through December 31, 2010, the Fund gained 138.3% on an NAV basis and 122.0% on a market price basis while the small-cap index gained 134.0%. (Please see page 10 for the Fund's recent market cycle results.) FUND also outpaced the Russell 2000 on an NAV basis for the three-, five-, 10-year and since inception of our management (11/1/96) periods ended December 31, 2010, and for each of these periods except the three-year span on a market price basis. The Fund's NAV average annual total return since inception was 11.6%.

GOOD IDEAS THAT WORKED
Top Contributors to 2009 Performance*

Trican Well Service	1.41%

Pan American Silver	1.34

Major Drilling Group International	1.32

Mosaic Company (The)	1.21

Sprott	1.19

*Includes dividends

     The Natural Resources sector dominated in 2010, with net gains more than double that of Industrial Products, the Fund's second-best performing sector that posted a sizable contribution in its own right. The largest industry group in Natural Resources—precious metals and mining stocks—mirrored the superior results of its home sector in 2010. Our interest in gold and silver miners goes back several years, when we began to build positions in mining companies that looked attractively undervalued in an industry that we suspected was due to rebound after a long period in the doldrums. Our conviction was actually strengthened by the financial catastrophes of late 2008-early 2009, when commodity prices went into freefall and we began to see the increasing likelihood of inflation, events that led us to build several positions in the industry. As metals prices climbed through much of 2009

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund's shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

16 | 2010 Annual Report to Stockholders

Performance and Portfolio Review

and 2010, the stock prices of many portfolio holdings did the same. Pan American Silver is a Canadian company with seven operating mines and others in development in Mexico, Peru and Bolivia. A key test for mining companies is how well they handle the transition from the exploration for metals to their production, and in our view, Pan American handled the transition very effectively.
      In the energy services group, long-time favorite Trican Well Service, a Canadian oil well services business, saw the benefits of rising energy prices and increased demand for its services. A company that we have held in the portfolio since 2004, the company has a growing specialty in providing pressure-pumping fluids that allow for more wide-ranging well fracturing, a service in particularly high demand in natural gas shale exploration. We see Trican as very well-positioned to compete in the post-BP disaster world, which helps to explain its place as one of the Fund's fifteen largest holdings at the end of 2010. We were initially drawn to the management and low-debt balance sheet of Major Drilling Group International, a holding that perfectly exemplifies the strength of the second-half rally—it was one of FUND's top detractors through June 30, 2010. The company, which provides specialized contract drilling services for metals miners, suffered through reduced levels of activity from larger mining companies late in 2009. As activity began to pick up early in 2010, the company offered an optimistic outlook that at first was largely ignored. Better-than-expected earnings for the second quarter of fiscal 2011 were reported early in December, helping to fuel its surge through the end of the year.

     On the losing side, we sold our shares in Artio Global Investors, a New York City-based asset management business. We have historically liked companies in this industry and were also drawn to Artio's impressive long-term track record with non-U.S. equities. However, the performance of its two flagship international funds continued to lag in 2010, increasing fund outflows and driving down the company's share price. We also parted ways with Silver Standard Resources as it proved to be much better at exploration than production.

GOOD IDEAS AT THE TIME
Top Detractors from 2010 Performance*

Artio Global Investors Cl. A	-0.70%

Silver Standard Resources	-0.65

Gammon Gold	-0.63

ProShares UltraShort 20+ Year Treasury	-0.59

U.S. Global Investors Cl. A	-0.51

* Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/1/96)* through 12/31/10

Annual distribution totals as indicated * Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

**Reflects the cumulative total return experience of a continuous common stockholder who reinvested all distributions as indicated and fully participated in the primary subscription of the 2005 rights offering.

† Reflects the actual market price of one share as it traded on Nasdaq.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$3,149 million

Weighted Average P/E Ratio**	13.9x

Weighted Average P/B Ratio	2.1x

U.S. Investments (% of Net Assets applicable to Common Stockholders)	77.0%

Non-U.S. Investments (% of Net Assets applicable to Common Stockholders)	25.0%

Fund Total Net Assets	$197 million

Net Leverage†	2%

Turnover Rate	36%

Number of Holdings	59

Symbol
Market Price	FUND
NAV	XFUNX

*Geometrically calculated
**The Fund's P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 12/31/10).
†Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.

CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 12/31/10 at NAV or Liquidation Value

19.8 million shares of Common Stock	$172 million

6.00% Cumulative Preferred Stock	$25 million

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages(%)

2010 Annual Report to Stockholders | 17

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

History		Amount Invested	Purchase Price[1]	Shares	NAV Value[2]	Market Value[2]
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23

12/31/10		$21,922		10,743	$179,730	$156,203

1	Beginning with the 1997 (RVT) distributions through 2008, the purchase price of distributions is a weighted average of the distribution reinvestment prices for the year.
2	Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
3	Includes a return of capital.

18  |  2010 Annual Report to Stockholders

History Since Inception (continued)

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

History		Amount Invested	Purchase Price[1]	Shares	NAV Value[2]	Market Value[2]
Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40

12/31/10		$8,900		4,682	$53,094	$45,884

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579

12/31/10		$7,044		3,409	$29,726	$25,806

1	Beginning with the 2002 (RMT) and 2004 (FUND) distributions through 2008, the purchase price of distributions is a weighted average of the distribution reinvestment prices for the year.
2	Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
3	Includes a return of capital.

2010 Annual Report to Stockholders  |  19

Distribution Reinvestment and Cash Purchase Options

Have the Funds resumed their managed distribution policies for common stockholders?
In January 2011, the Boards of Directors approved the resumption of a quarterly distribution policy for Common Stockholders of each of the Funds, beginning in March 2011, at the annual rate of 5%.

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if Computershare is properly notified.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2011.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43010, Providence, RI 02940-3010, telephone (800) 426-5523.

20  |  2010 Annual Report to Stockholders

Royce Value Trust	December 31, 2010

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 107.7%

Consumer Products – 6.5%
Apparel, Shoes and Accessories - 2.5%
Anta Sports Products	98,200	$157,417
Burberry Group	50,000	876,214
Carter’s [a]	236,000	6,964,360
China Dongxiang Group	1,145,000	500,849
Columbia Sportswear	50,600	3,051,180
Daphne International Holdings	1,259,500	1,179,647
Hengdeli Holdings	185,250	110,347
K-Swiss Cl. A [a]	163,600	2,040,092
Lazare Kaplan International [a,b]	95,437	119,296
Stella International Holdings	746,500	1,488,621
Van De Velde	15,000	793,762
Volcom	101,494	1,915,192
Warnaco Group (The) [a]	53,000	2,918,710
Weyco Group	97,992	2,399,824
Wolverine World Wide	100,000	3,188,000

		27,703,511

Food/Beverage/Tobacco - 0.8%
Binggrae Company	22,415	1,106,036
Cal-Maine Foods	54,300	1,714,794
Hershey Creamery [b]	709	1,230,115
Seneca Foods Cl. A [a]	110,000	2,967,800
Seneca Foods Cl. B [a]	13,251	342,538
Thai Beverage	786,400	174,640
Tootsie Roll Industries	53,560	1,551,633

		9,087,556

Home Furnishing and Appliances - 2.0%
American Woodmark	123,335	3,026,641
Ekornes	30,000	822,615
Ethan Allen Interiors	345,800	6,919,458
Hunter Douglas	10,000	528,774
Kimball International Cl. B	286,180	1,974,642
Mohawk Industries [a]	128,200	7,276,632
Samson Holding	1,100,000	233,507
Universal Electronics [a]	10,000	283,700
Woongjin Coway	29,400	1,043,986

		22,109,955

Sports and Recreation - 1.1%
All American Group [a,b]	47,700	10,255
Beneteau [a]	36,000	761,531
RC2 Corporation [a]	132,600	2,886,702
Sturm, Ruger & Co.	220,600	3,372,974
Thor Industries	50,000	1,698,000
Winnebago Industries [a]	222,500	3,382,000

		12,111,462

Other Consumer Products - 0.1%
Societe BIC	9,000	773,557

Total (Cost $58,304,516)		71,786,041

Consumer Services – 4.5%
Direct Marketing - 0.3%
Manutan International	27,500	1,815,364

	SHARES	VALUE
Consumer Services (continued)
Direct Marketing (continued)
Takkt	130,000	$1,876,165

		3,691,529

Leisure and Entertainment - 0.0%
Kangwon Land	20,000	492,554

Restaurants and Lodgings - 0.4%
†Abu Dhabi National Hotels [c]	130,000	106,180
Ajisen China Holdings	600,000	1,011,219
Benihana [a]	3,300	26,697
Cafe de Coral Holdings	72,000	178,036
CEC Entertainment [a]	64,100	2,489,003

		3,811,135

Retail Stores - 2.3%
Aeropostale [a]	64,700	1,594,208
CarMax [a]	83,000	2,646,040
Charming Shoppes [a]	475,900	1,689,445
Dover Saddlery [a,d]	17,821	46,335
Dress Barn (The) [a]	68,280	1,803,957
†FamilyMart	85,900	3,237,517
Golden Eagle Retail Group	150,000	368,593
Lewis Group	175,000	2,159,507
Luk Fook Holdings (International)	256,600	896,291
New World Department Store China	1,000,000	823,384
Ramayana Lestari Sentosa	2,075,000	195,755
Regis Corporation	233,800	3,881,080
Stein Mart	167,800	1,552,150
Systemax	224,000	3,158,400
West Marine [a]	131,100	1,387,038

		25,439,700

Other Consumer Services - 1.5%
Anhanguera Educacional Participacoes	100,000	2,409,639
Cambium Learning Group [a]	84,466	290,563
ChinaCast Education [a]	75,000	582,000
ITT Educational Services [a]	26,000	1,655,940
MegaStudy	19,300	2,996,440
Raffles Education [a]	2,023,900	402,146
Sotheby’s	179,500	8,077,500

		16,414,228

Total (Cost $38,064,935)		49,849,146

Diversified Investment Companies – 0.8%
Closed-End Funds - 0.8%
Central Fund of Canada Cl. A	257,000	5,327,610
MVC Capital	214,200	3,127,320

Total (Cost $4,864,160)		8,454,930

Financial Intermediaries – 9.7%
Banking - 2.2%
Ameriana Bancorp	40,000	154,800
Banca Finnat Euramerica	870,000	581,291
Banca Generali	86,000	1,041,766
Bank of N.T. Butterfield & Son [a,c]	942,504	1,178,130
Bank Sarasin & Co. Cl. B	33,120	1,508,997
Banque Privee Edmond de Rothschild	23	664,171

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Annual Report to Stockholders | 21

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Financial Intermediaries (continued)
Banking (continued)
BCB Holdings [a]	598,676	$681,379
Center Bancorp	44,868	363,880
Centrue Financial [a]	82,200	80,556
CFS Bancorp	75,000	392,250
Chuo Mitsui Trust Holdings	118,000	489,789
CNB Financial	11,116	164,628
Commercial National Financial	54,900	994,239
Farmers & Merchants Bank of Long
Beach	1,200	4,800,000
Fauquier Bankshares	160,800	2,074,320
Hawthorn Bancshares	48,023	412,998
HopFed Bancorp	106,590	957,178
Jefferson Bancshares [a]	32,226	104,412
Kearny Financial	50,862	437,413
Mauritius Commercial Bank	40,000	220,232
Mechanics Bank	200	2,400,000
Old Point Financial	25,000	303,250
Peapack-Gladstone Financial	10,500	137,025
State Bank of Mauritius	46,000	138,076
Timberland Bancorp [e]	469,200	1,731,348
Vontobel Holding	20,400	776,727
Whitney Holding Corporation	41,500	587,225
Wilmington Trust	279,500	1,213,030

		24,589,110

Insurance - 3.9%
Alleghany Corporation [a]	28,657	8,779,645
Argo Group International Holdings	64,751	2,424,925
Aspen Insurance Holdings	47,000	1,345,140
China Taiping Insurance Holdings [a]	45,000	138,078
Discovery Holdings	255,000	1,525,935
E-L Financial	17,900	8,830,283
Enstar Group [a]	20,217	1,709,954
Erie Indemnity Cl. A	50,000	3,273,500
Independence Holding	317,658	2,553,970
Leucadia National	44,940	1,311,349
Markel Corporation [a]	6,200	2,344,406
Montpelier Re Holdings	32,000	638,080
Platinum Underwriters Holdings	49,000	2,203,530
ProAssurance Corporation [a]	22,000	1,333,200
RLI	80,724	4,243,661

		42,655,656

Real Estate Investment Trusts - 0.0%
Gladstone Commercial	30,000	564,900

Securities Brokers - 2.2%
Close Brothers Group	43,000	570,856
Cowen Group Cl. A [a]	708,600	3,302,076
Daewoo Securities	5,000	115,869
Egyptian Financial Group-Hermes
Holding	351,500	2,035,127
FBR Capital Markets [a]	249,600	953,472
GFI Group	166,247	779,698
Gleacher & Company [a]	293,000	694,410
HQ	40,000	21,708
Interactive Brokers Group Cl. A	100,000	1,782,000

	SHARES	VALUE
Financial Intermediaries (continued)
Securities Brokers (continued)
Kim Eng Holdings	240,000	$458,176
MF Global Holdings [a]	528,000	4,414,080
Mizuho Securities	492,300	1,412,808
Oppenheimer Holdings Cl. A	75,000	1,965,750
†Paris Orleans et Cie	183,785	4,636,775
Phatra Capital [a,c]	775,000	617,018
UOB-Kay Hian Holdings	190,000	262,049
Woori Investment & Securities	11,000	228,743

		24,250,615

Securities Exchanges - 0.5%
Hellenic Exchanges	115,000	753,005
TMX Group	123,800	4,601,879

		5,354,884

Other Financial Intermediaries - 0.9%
KKR & Co. L.P.	415,000	5,893,000
KKR Financial Holdings LLC	481,404	4,477,057

		10,370,057

Total (Cost $122,366,540)		107,785,222

Financial Services – 10.3%
Diversified Financial Services - 0.8%
Encore Capital Group [a]	68,000	1,594,600
Franco-Nevada Corporation	10,000	334,507
IOOF Holdings	123,592	985,997
Lazard Cl. A	109,300	4,316,257
Ocwen Financial [a]	123,600	1,179,144

		8,410,505

Information and Processing - 1.6%
Altisource Portfolio Solutions [a]	41,199	1,182,824
MoneyGram International [a]	228,500	619,235
Morningstar	109,800	5,828,184
SEI Investments	334,200	7,950,618
Total System Services	123,500	1,899,430

		17,480,291

Insurance Brokers - 0.9%
Brown & Brown	281,900	6,748,686
Crawford & Company Cl. B [a,d]	1,160	3,944
Gallagher (Arthur J.) & Co.	111,200	3,233,696

		9,986,326

Investment Management - 6.1%
A.F.P. Provida ADR	22,100	1,761,591
ABG Sundal Collier Holding	115,000	169,493
Affiliated Managers Group [a]	46,100	4,574,042
AllianceBernstein Holding L.P.	264,600	6,173,118
AP Alternative Assets L.P.	233,200	2,059,156
Artio Global Investors Cl. A	235,000	3,466,250
Ashmore Group	582,500	3,043,295
Azimut Holding	72,183	653,986
BKF Capital Group [a,b]	130,000	143,000
BT Investment Management	207,000	605,518
Coronation Fund Managers	526,000	1,497,154
Eaton Vance	85,300	2,578,619
Equity Trustees	35,572	576,671

22 | 2010 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
Evercore Partners Cl. A	32,300	$1,098,200
F&C Asset Management	60,000	78,579
Federated Investors Cl. B	239,700	6,272,949
Fiducian Portfolio Services	227,000	318,081
GAMCO Investors Cl. A	90,575	4,348,506
GIMV	22,500	1,228,828
GP Investments BDR [a]	15,604	69,090
Investec	118,000	969,541
MyState	152,000	578,332
Partners Group Holding	16,200	3,073,668
Perpetual	13,541	432,250
Platinum Asset Management	149,000	760,462
Rathbone Brothers	35,400	603,802
Reinet Investments [a]	73,127	1,270,355
RHJ International [a]	102,500	849,219
Schroders	41,100	1,188,665
SHUAA Capital [a]	485,000	165,056
SPARX Group [a]	1,320	148,762
Sprott	269,600	2,185,433
Teton Advisors Cl. A [b]	723	5,423
Treasury Group	51,500	263,371
Trust Company (The)	97,283	626,857
Value Partners Group	7,162,800	7,187,865
VZ Holding	8,500	1,090,909
Waddell & Reed Financial Cl. A	139,300	4,915,897
Westwood Holdings Group	23,460	937,462

		67,969,455

Special Purpose Acquisition Corporation - 0.0%
Westway Group [a]	31,500	118,125

Specialty Finance - 0.4%
World Acceptance [a]	80,700	4,260,960

Other Financial Services - 0.5%
CoreLogic	44,000	814,880
Hilltop Holdings [a]	290,400	2,880,768
Kennedy-Wilson Holdings [a]	150,000	1,498,500

		5,194,148

Total (Cost $96,835,863)		113,419,810

Health – 5.7%
Commercial Services - 0.7%
Affymetrix [a]	10,000	50,300
Chindex International [a,d]	21,600	356,184
OdontoPrev	60,000	906,867
PAREXEL International [a]	312,400	6,632,252

		7,945,603

Drugs and Biotech - 1.5%
American Oriental Bioengineering [a,d]	153,700	368,880
Boiron	46,500	1,771,553
Bukwang Pharmaceutical	15,000	176,447
Daewoong Pharmaceutical	2,970	125,353
Endo Pharmaceuticals Holdings [a]	144,400	5,156,524
Green Cross	8,300	1,016,565
Luminex Corporation [a]	20,000	365,600
Pharmaceutical Product Development	100,000	2,714,000

	SHARES	VALUE
Health (continued)
Drugs and Biotech (continued)
Pharmacyclics [a]	158,746	$965,176
Simcere Pharmaceutical Group ADR [a]	27,900	318,339
Sino Biopharmaceutical	926,600	343,327
Sinovac Biotech [a]	141,900	641,388
Sunesis Pharmaceuticals [a,d]	211,500	109,980
3SBio ADR [a]	43,600	661,848
Virbac	7,500	1,302,892

		16,037,872

Health Services - 1.6%
Advisory Board (The) [a]	128,500	6,120,455
Albany Molecular Research [a]	85,000	477,700
Bangkok Chain Hospital	1,185,000	249,619
Cross Country Healthcare [a]	30,000	254,100
eResearchTechnology [a]	67,624	497,036
ICON ADR [a]	260,900	5,713,710
On Assignment [a]	375,400	3,059,510
Sonic Healthcare	2,000	23,729
VCA Antech [a]	74,500	1,735,105

		18,130,964

Medical Products and Devices - 1.9%
Allied Healthcare Products [a]	180,512	790,643
Atrion Corporation	15,750	2,826,495
Carl Zeiss Meditec	173,700	3,315,767
CONMED Corporation [a]	81,500	2,154,045
DiaSorin	15,000	645,633
IDEXX Laboratories [a]	40,201	2,782,713
Kinetic Concepts [a]	6,300	263,844
Kossan Rubber Industries	200,600	205,577
Straumann Holding	6,000	1,373,262
Techne Corporation	71,000	4,662,570
Urologix [a,d]	445,500	280,710
Young Innovations	62,550	2,002,225
Zoll Medical [a,d]	400	14,892

		21,318,376

Total (Cost $41,782,577)		63,432,815

Industrial Products – 22.8%
Automotive - 1.6%
Gentex Corporation	50,000	1,478,000
LKQ Corporation [a]	230,000	5,225,600
Minth Group	511,000	838,869
Nokian Renkaat	20,000	733,629
Norstar Founders Group [a,c]	524,000	24,606
SORL Auto Parts [a]	97,092	828,195
Superior Industries International	40,000	848,800
Tianneng Power International	1,236,000	512,032
WABCO Holdings [a]	103,800	6,324,534
Wonder Auto Technology [a,d]	66,545	501,749

		17,316,014

Building Systems and Components - 1.2%
Decker Manufacturing [b]	6,022	180,660
NCI Building Systems [a]	2,780	38,892
Preformed Line Products	91,600	5,360,890

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Annual Report to Stockholders | 23

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Industrial Products (continued)
Building Systems and Components (continued)
Simpson Manufacturing	258,400	$7,987,144

		13,567,586

Construction Materials - 0.9%
Ash Grove Cement Cl. B [b]	50,518	7,830,290
Duratex	100,000	1,075,301
†Ossen Innovation ADR [a,d]	110,000	521,400
USG Corporation [a,d]	50,000	841,500

		10,268,491

Industrial Components - 3.0%
Bel Fuse Cl. A	36,672	928,535
China Automation Group	244,800	178,258
CLARCOR	92,500	3,967,325
Donaldson Company	92,800	5,408,384
GrafTech International [a]	322,690	6,402,170
Mueller Water Products Cl. A	72,500	302,325
PerkinElmer	185,800	4,797,356
Powell Industries [a]	92,400	3,038,112
Regal-Beloit	116,500	7,777,540

		32,800,005

Machinery - 5.1%
Astec Industries [a]	25,000	810,250
Burckhardt Compression Holding	12,500	3,462,567
Burnham Holdings Cl. B [b]	36,000	525,600
Columbus McKinnon [a]	95,000	1,930,400
Franklin Electric	104,600	4,071,032
Hardinge	95,503	930,199
Hollysys Automation Technologies [a,d]	11,535	174,871
Jinpan International	169,684	1,786,773
Lincoln Electric Holdings	94,180	6,147,129
Nordson Corporation	102,100	9,380,948
Rofin-Sinar Technologies [a]	314,700	11,152,968
Spirax-Sarco Engineering	40,000	1,206,119
Wabtec Corporation	110,225	5,829,800
Williams Controls	37,499	397,489
Woodward Governor	231,600	8,698,896

		56,505,041

Metal Fabrication and Distribution - 4.7%
Central Steel & Wire [b]	6,062	3,819,060
Commercial Metals	36,600	607,194
CompX International Cl. A	185,300	2,130,950
Fushi Copperweld [a,d]	199,345	1,770,183
Haynes International	29,000	1,213,070
Kennametal	155,000	6,116,300
NN [a]	197,100	2,436,156
Nucor Corporation	129,350	5,668,117
RBC Bearings [a]	47,000	1,836,760
Reliance Steel & Aluminum	159,920	8,171,912
Schnitzer Steel Industries Cl. A	100,000	6,639,000
Sims Metal Management ADR	254,375	5,555,550
Sung Kwang Bend	105,700	2,193,352
Worthington Industries	185,000	3,404,000

		51,561,604

	SHARES	VALUE
Industrial Products (continued)
Miscellaneous Manufacturing - 2.8%
AZZ	42,000	$1,680,420
Brady Corporation Cl. A	94,600	3,084,906
Mettler-Toledo International [a]	33,500	5,065,535
PMFG [a]	314,900	5,164,360
Rational	6,000	1,326,144
Raven Industries	96,200	4,587,778
Semperit AG Holding	75,700	4,004,842
Synalloy Corporation	198,800	2,409,456
Valmont Industries	43,000	3,815,390

		31,138,831

Paper and Packaging - 0.8%
Greif Cl. A	90,844	5,623,244
Mayr-Melnhof Karton	22,600	2,629,245

		8,252,489

Pumps, Valves and Bearings - 1.1%
FAG Bearings India	38,300	750,497
Gardner Denver	57,500	3,957,150
Graco	116,376	4,591,033
IDEX Corporation	67,400	2,636,688
Rotork	25,000	712,508

		12,647,876

Specialty Chemicals and Materials - 1.4%
Cabot Corporation	58,000	2,183,700
Chemspec International ADR	35,000	261,800
China XD Plastics [a,d]	50,600	272,228
†Gulf Resources [a,d]	35,800	382,702
Hawkins	156,178	6,934,303
Huchems Fine Chemical [a]	30,056	519,074
Kingboard Chemical Holdings	16,900	101,211
OM Group [a]	90,000	3,465,900
Victrex	60,000	1,387,287

		15,508,205

Textiles - 0.2%
Pacific Textiles Holdings	1,920,000	1,252,367
Texwinca Holdings	275,000	350,260
Unifi [a]	40,333	682,838

		2,285,465

Total (Cost $134,439,408)		251,851,607

Industrial Services – 13.1%
Advertising and Publishing - 0.4%
Lamar Advertising Cl. A [a]	51,000	2,031,840
SinoMedia Holding	350,000	124,730
ValueClick [a]	145,000	2,324,350

		4,480,920

Commercial Services - 5.8%
Animal Health International [a]	17,000	48,790
Brink’s Company (The)	206,320	5,545,882
Cintas Corporation	76,800	2,147,328
Convergys Corporation [a]	121,000	1,593,570
Copart [a]	121,600	4,541,760
Corinthian Colleges [a,d]	59,500	309,995
CRA International [a]	57,187	1,344,466

24 | 2010 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
E-House China Holdings ADR	284,400	$4,254,624
Forrester Research	40,300	1,422,187
FTI Consulting [a]	7,850	292,648
Gartner [a]	153,000	5,079,600
Global Sources [a]	58,021	552,360
Hackett Group [a]	655,000	2,299,050
Landauer	75,500	4,527,735
Manpower	69,300	4,349,268
MAXIMUS	111,600	7,318,728
Michael Page International	175,000	1,514,275
Monster Worldwide [a]	67,800	1,602,114
Pico Far East Holdings	6,659,000	1,413,564
Ritchie Bros. Auctioneers	337,700	7,783,985
Robert Half International	98,600	3,017,160
SATS	90,100	202,196
SFN Group [a]	162,800	1,588,928
Sound Global [a]	50,000	32,337
Universal Technical Institute	42,100	927,042

		63,709,592

Engineering and Construction - 1.6%
Desarrolladora Homex ADR [a,d]	14,100	476,721
EMCOR Group [a]	199,400	5,778,612
Fluor Corporation	14,200	940,892
Integrated Electrical Services [a]	355,400	1,240,346
Jacobs Engineering Group [a]	81,400	3,732,190
KBR	180,000	5,484,600

		17,653,361

Food, Tobacco and Agriculture - 0.8%
Alico	27,000	643,680
Asian Citrus Holdings	292,000	368,758
Chaoda Modern Agriculture (Holdings)	178,872	134,853
China Green (Holdings)	1,953,000	1,909,582
Genting Plantations	50,000	142,695
Hanfeng Evergreen [a]	116,400	697,721
Intrepid Potash [a]	72,427	2,700,803
MGP Ingredients	127,400	1,406,496
Origin Agritech [a]	76,800	817,920
Yuhe International [a]	28,286	253,160
Zhongpin [a,d]	3,800	77,520

		9,153,188

Industrial Distribution - 0.8%
Lawson Products	161,431	4,018,018
MSC Industrial Direct Cl. A	73,500	4,754,715

		8,772,733

Transportation and Logistics - 3.7%
C. H. Robinson Worldwide	50,000	4,009,500
Forward Air	209,750	5,952,705
Frozen Food Express Industries [a]	286,635	1,272,659
Hub Group Cl. A [a]	164,400	5,777,016
Kirby Corporation [a]	111,000	4,889,550
Landstar System	156,900	6,423,486
Patriot Transportation Holding [a]	70,986	6,598,859
Universal Truckload Services [a]	129,476	2,061,258

	SHARES	VALUE
Industrial Services (continued)
Transportation and Logistics (continued)
UTi Worldwide	175,000	$3,710,000

		40,695,033

Total (Cost $100,694,293)		144,464,827

Natural Resources – 11.4%
Energy Services - 5.6%
Atwood Oceanics [a]	10,300	384,911
Cal Dive International [a]	456,250	2,586,938
Calfrac Well Services	42,000	1,446,324
CARBO Ceramics	44,700	4,628,238
Ensco ADR	10,000	533,800
Ensign Energy Services	225,100	3,402,648
Exterran Holdings [a]	103,600	2,481,220
Frontier Oil [a]	60,000	1,080,600
Helmerich & Payne	91,000	4,411,680
ION Geophysical [a]	361,500	3,065,520
Lufkin Industries	62,000	3,868,180
National-Oilwell Varco	5,700	383,325
Oil States International [a]	163,500	10,478,715
Pason Systems	152,300	2,138,296
SEACOR Holdings	71,300	7,207,717
ShawCor Cl. A	80,500	2,680,635
TETRA Technologies [a]	68,000	807,160
†TGS-NOPEC Geophysical	125,000	2,817,028
Tidewater	36,000	1,938,240
Trican Well Service	99,900	2,023,520
Unit Corporation [a]	46,000	2,138,080
Willbros Group [a]	103,800	1,019,316

		61,522,091

Oil and Gas - 0.8%
Bill Barrett [a]	50,000	2,056,500
China Integrated Energy [a,d]	37,000	271,210
Cimarex Energy	50,000	4,426,500
†Resolute Energy [a,d]	156,134	2,304,538

		9,058,748

Precious Metals and Mining - 3.4%
Aquarius Platinum	350,000	1,920,810
Cliffs Natural Resources	37,200	2,901,972
Endeavour Mining [a,d]	300,000	847,833
Endeavour Mining (Warrants) [a]	75,000	74,676
Fresnillo	105,000	2,730,606
Gammon Gold [a]	218,300	1,787,877
Hecla Mining [a,d]	300,000	3,378,000
Hochschild Mining	375,500	3,746,827
IAMGOLD Corporation	95,620	1,702,036
Kimber Resources [a,d]	560,000	784,000
Major Drilling Group International	171,700	7,175,033
†Medusa Mining	598,400	3,959,923
New Gold [a]	135,000	1,317,600
Northam Platinum	335,000	2,303,681
Northgate Minerals [a]	160,000	512,000
Pan American Silver	10,000	412,100

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Annual Report to Stockholders | 25

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Royal Gold	34,400	$1,879,272

		37,434,246

Real Estate - 1.3%
Consolidated-Tomoka Land	13,564	391,999
Midland Holdings	732,700	601,408
PICO Holdings [a]	106,100	3,373,980
St. Joe Company (The) [a,d]	48,000	1,048,800
Tejon Ranch [a]	307,496	8,471,515

		13,887,702

Other Natural Resources - 0.3%
China Forestry Holdings	3,708,400	1,741,413
Hidili Industry International
Development	60,000	50,484
†J.G. Boswell Company [b]	2,292	1,696,080
Sino-Forest Corporation [a]	11,900	278,740

		3,766,717

Total (Cost $74,940,382)		125,669,504

Technology – 17.9%
Aerospace and Defense - 1.8%
AerCap Holdings [a,d]	45,000	635,400
Ducommun	117,200	2,552,616
FLIR Systems [a]	105,000	3,123,750
HEICO Corporation	134,625	6,869,914
HEICO Corporation Cl. A	72,875	2,719,695
Hexcel Corporation [a]	47,500	859,275
ManTech International Cl. A [a]	35,400	1,463,082
Mercury Computer Systems [a]	40,500	744,390
Moog Cl. A [a]	25,000	995,000

		19,963,122

Components and Systems - 4.9%
AAC Acoustic Technologies Holdings	84,700	226,112
Analogic Corporation	40,135	1,987,084
Belden	57,800	2,128,196
Benchmark Electronics [a]	165,200	3,000,032
China Digital TV Holding Company ADR	5,000	35,450
Diebold	151,600	4,858,780
Dionex Corporation [a]	52,900	6,242,729
Electronics for Imaging [a]	8,517	121,878
Energy Conversion Devices [a,d]	84,500	388,700
EVS Broadcast Equipment	27,500	1,760,241
Hana Microelectronics	295,000	244,651
Intermec [a]	23,000	291,180
Newport Corporation [a]	523,500	9,093,195
Otsuka Corporation	3,200	218,352
Paragon Technologies	122,638	250,689
Perceptron [a]	357,700	1,763,461
Pfeiffer Vacuum Technology	30,000	3,527,832
Plexus Corporation [a]	195,700	6,054,958
Pulse Electronics	286,200	1,522,584
Richardson Electronics	495,712	5,794,873
Shin Zu Shing	78,222	209,798
Vaisala Cl. A	173,000	4,739,188

	SHARES	VALUE
Technology (continued)
Components and Systems (continued)
VTech Holdings	24,050	$283,731
Xyratex [a]	12,000	195,720

		54,939,414

Distribution - 1.1%
Agilysys [a]	165,125	929,654
Anixter International	61,795	3,691,015
China 3C Group [a]	6,600	1,326
Cogo Group [a]	173,615	1,536,493
Tech Data [a]	136,500	6,008,730

		12,167,218

Internet Software and Services - 0.2%
NetEase.com ADR [a]	3,500	126,525
Perficient [a]	10,000	125,000
RealNetworks [a]	245,400	1,030,680
Sohu.com [a]	11,600	736,484

		2,018,689

IT Services - 1.5%
Black Box	43,798	1,677,025
Sapient Corporation	756,602	9,154,884
SRA International Cl. A [a]	248,800	5,087,960
Yucheng Technologies [a,d]	91,057	328,716

		16,248,585

Semiconductors and Equipment - 4.4%
ADTRAN	65,000	2,353,650
†Aixtron ADR [d]	37,500	1,395,000
Analog Devices	16,004	602,871
ASM Pacific Technology	39,000	494,223
BE Semiconductor Industries [a,b,d]	58,000	379,320
Chroma Ate	139,406	416,451
Cognex Corporation	236,200	6,949,004
Coherent [a]	205,500	9,276,270
Comba Telecom Systems Holdings	333,571	376,366
Cymer [a]	119,500	5,385,865
Diodes [a]	252,450	6,813,626
Exar Corporation [a]	157,576	1,099,880
Himax Technologies ADR	183,000	431,880
Image Sensing Systems [a]	8,310	108,113
Integrated Device Technology [a]	327,000	2,177,820
International Rectifier [a]	120,000	3,562,800
Intevac [a]	57,450	804,875
Power Integrations	49,000	1,966,860
TTM Technologies [a]	211,400	3,151,974
Vimicro International ADR [a]	240,000	888,000

		48,634,848

Software - 2.4%
ACI Worldwide [a]	181,150	4,867,501
Advent Software [a,d]	37,250	2,157,520
ANSYS [a]	100,000	5,207,000
Aspen Technology [a]	42,100	534,670
Aveva Group	20,000	503,277
Avid Technology [a]	116,000	2,025,360
Blackbaud	41,890	1,084,951
†DynaVox Cl. A [a]	55,000	282,150
Epicor Software [a]	79,900	806,990

26 | 2010 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Technology (continued)
Software (continued)
JDA Software Group [a]	49,900	$1,397,200
Majesco Entertainment [a]	36,255	26,466
National Instruments	167,900	6,319,756
Net 1 UEPS Technologies [a]	50,000	613,000
†SMART Technologies Cl. A [a]	75,000	708,000
THQ [a]	20,000	121,200

		26,655,041

Telecommunications - 1.6%
ADPT Corporation [a,b]	1,568,800	4,580,896
Arris Group [a]	140,350	1,574,727
Citic Telecom International Holdings	6,853,600	2,186,719
Comtech Telecommunications	30,000	831,900
Globecomm Systems [a]	233,700	2,337,000
LiveWire Mobile [b]	38,000	98,800
†NeuStar Cl. A [a]	119,000	3,099,950
Sonus Networks [a]	604,000	1,612,680
Sycamore Networks	48,100	990,379
Zhone Technologies [a,d]	224,000	598,080

		17,911,131

Total (Cost $155,724,842)		198,538,048

Miscellaneous [f] – 5.0%
Total (Cost $49,243,244)		55,197,854

TOTAL COMMON STOCKS
(Cost $877,260,760)		1,190,449,804

PREFERRED STOCKS – 0.1%
†Bank of N.T. Butterfield & Son 0%
Conv. [a,c]	39,800	37,004
Seneca Foods Conv. [a,c]	55,000	1,335,510

TOTAL PREFERRED STOCKS
(Cost $844,626)		1,372,514

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BOND – 0.0%
GAMCO Investors 0.00%
due 12/31/15 [c]
(Cost $289,840)	$2,898	$197,064

REPURCHASE AGREEMENT – 12.2%

State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $135,374,467 (collateralized by obligations of various U.S. Government Agencies, 0.52%-3.50% due 5/5/11-5/24/11, valued at $138,760,188)

(Cost $135,373,000)		135,373,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.9%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0154%)
(Cost $9,979,062)		9,979,062

TOTAL INVESTMENTS – 120.9%
(Cost $1,023,747,288)		1,337,371,444

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.0)%		(11,492,307)

PREFERRED STOCK – (19.9)%		(220,000,000)

NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS – 100.0%		$1,105,879,137

†	New additions in 2010.
[a]	Non-income producing.
[b]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[c]

Securities for which market quotations are not readily available represent 0.3% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[d]	All or a portion of these securities were on loan at December 31, 2010. Total market value of loaned securities at December 31, 2010 was $9,623,017.
[e]

At December 31, 2010, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[f]	Includes securities first acquired in 2010 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2010 market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,020,855,671. At December 31, 2010, net unrealized appreciation for all securities was $316,515,773, consisting of aggregate gross unrealized appreciation of $405,365,696 and aggregate gross unrealized depreciation of $88,849,923. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Annual Report to Stockholders | 27

Royce Value Trust	December 31, 2010

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies (cost $882,635,972)	$1,200,267,096
Affiliated Companies (cost $5,738,316)	1,731,348

Total investments at value	1,201,998,444
Repurchase agreements (at cost and value)	135,373,000
Cash and foreign currency	78,499
Receivable for investments sold	955,673
Receivable for dividends and interest	873,521
Prepaid expenses and other assets	390,664

Total Assets	1,339,669,801

LIABILITIES:
Payable for collateral on loaned securities	9,979,062
Payable for investments purchased	2,262,601
Payable for investment advisory fee	999,933
Preferred dividends accrued but not yet declared	288,450
Accrued expenses	260,618

Total Liabilities	13,790,664

PREFERRED STOCK:
5.90% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 8,800,000 shares outstanding	220,000,000

Total Preferred Stock	220,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,105,879,137

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 66,094,525 shares outstanding (150,000,000 shares authorized)	$785,103,166
Undistributed net investment income (loss)	2,347,906
Accumulated net realized gain (loss) on investments and foreign currency	5,100,880
Net unrealized appreciation (depreciation) on investments and foreign currency	313,615,635
Preferred dividends accrued but not yet declared	(288,450)

Net Assets applicable to Common Stockholders (net asset value per share - $16.73)	$1,105,879,137

*Investments at identified cost (including $9,979,062 of collateral on loaned securities)	$888,374,288
Market value of loaned securities	9,623,017

28 | 2010 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust	Year Ended December 31, 2010

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*
Non-Affiliated Companies	$17,166,745
Affiliated Companies	4,692
Interest	181,127
Securities lending	292,317

Total income	17,644,881

Expenses:
Investment advisory fees	999,933
Stockholder reports	325,140
Custody fees	294,150
Administrative and office facilities	125,032
Directors’ fees	104,166
Professional fees	83,387
Transfer agent fees	30,495
Other expenses	128,114

Total expenses	2,090,417
Compensating balance credits	(63)

Net expenses	2,090,354

Net investment income (loss)	15,554,527

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	111,271,360
Foreign currency transactions	(178,460)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	143,436,342
Other assets and liabilities denominated in foreign currency	(7,008)

Net realized and unrealized gain (loss) on investments and foreign currency	254,522,234

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	270,076,761

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	$257,096,761
* Net of foreign withholding tax of $464,498.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Annual Report to Stockholders | 29

Royce Value Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Year ended 12/31/10	Year ended 12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$15,554,527	$11,139,693
Net realized gain (loss) on investments and foreign currency	111,092,900	(81,218,148)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	143,429,334	340,204,807

Net increase (decrease) in net assets from investment operations	270,076,761	270,126,352

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(12,980,000)	(11,909,351)
Net realized gain on investments and foreign currency	—	—
Return of capital	—	(1,070,649)

Total distributions to Preferred Stockholders	(12,980,000)	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	257,096,761	257,146,352

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(1,980,699)	—
Net realized gain on investments and foreign currency	—	—
Return of capital	—	(20,600,435)

Total distributions to Common Stockholders	(1,980,699)	(20,600,435)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	986,327	9,996,769

Total capital stock transactions	986,327	9,996,769

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	256,102,389	246,542,686

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	849,776,748	603,234,062

End of year (including undistributed net investment income (loss) of $2,347,906 at 12/31/10 and $2,135,911 at 12/31/09)	$1,105,879,137	$849,776,748

30 | 2010 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF PERIOD	$12.87	$9.37	$19.74	$20.62	$18.87

INVESTMENT OPERATIONS:
Net investment income (loss)	0.24	0.17	0.14	0.09	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	3.85	3.87	(8.50)	1.13	3.63

Total investment operations	4.09	4.04	(8.36)	1.22	3.76

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.20)	(0.18)	(0.01)	(0.01)	(0.02)
Net realized gain on investments and foreign currency	—	—	(0.20)	(0.21)	(0.21)
Return of capital	—	(0.02)	—	—	—

Total distributions to Preferred Stockholders	(0.20)	(0.20)	(0.21)	(0.22)	(0.23)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	3.89	3.84	(8.57)	1.00	3.53

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.03)	—	(0.06)	(0.09)	(0.14)
Net realized gain on investments and foreign currency	—	—	(1.18)	(1.76)	(1.64)
Return of capital	—	(0.32)	(0.48)	—	—

Total distributions to Common Stockholders	(0.03)	(0.32)	(1.72)	(1.85)	(1.78)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.00)	(0.02)	(0.08)	(0.03)	(0.00)

Total capital stock transactions	(0.00)	(0.02)	(0.08)	(0.03)	(0.00)

NET ASSET VALUE, END OF PERIOD	$16.73	$12.87	$9.37	$19.74	$20.62

MARKET VALUE, END OF PERIOD	$14.54	$10.79	$8.39	$18.58	$22.21

TOTAL RETURN (a):
Market Value	35.05%	35.39%	(48.27)%	(8.21)%	20.96%
Net Asset Value	30.27%	44.59%	(45.62)%	5.04%	19.50%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	0.23%	0.16%	1.39%	1.38%	1.29%
Investment advisory fee expense (d)	0.11%	0.00%	1.27%	1.29%	1.20%
Other operating expenses	0.12%	0.16%	0.12%	0.09%	0.09%
Net investment income (loss)	1.69%	1.66%	0.94%	0.43%	0.62%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$1,105,879	$849,777	$603,234	$1,184,669	$1,180,428
Liquidation Value of Preferred Stock, End of Period (in thousands)	$220,000	$220,000	$220,000	$220,000	$220,000
Portfolio Turnover Rate	30%	31%	25%	26%	21%
PREFERRED STOCK:
Total shares outstanding	8,800,000	8,800,000	8,800,000	8,800,000	8,800,000
Asset coverage per share	$150.67	$121.57	$93.55	$159.62	$159.14
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$25.06	$23.18	$22.51	$23.68	$23.95

(a)

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)

Expense ratios based on total average net assets including liquidation value of Preferred Stock were 0.18%, 0.12%, 1.13%, 1.17% and 1.08% for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

(c)

Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees and after earnings credits would have been 0.23%, 0.16%, 1.39%, 1.38% and 1.29% for the years December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

(d)

The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Annual Report to Stockholders | 31

Royce Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Value Trust, Inc. (the “Fund”), was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –

other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

    The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
    The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total

Common stocks	$940,436,516	$248,087,354	$1,925,934	$1,190,449,804
Preferred stocks	—	—	1,372,514	1,372,514
Corporate bonds	—	—	197,064	197,064
Cash equivalents	9,979,062	135,373,000	—	145,352,062

Level 3 Reconciliation:

	Balance as of 12/31/09	Purchases	Transfers In	Transfers Out	Sales	Realized and Unrealized Gain (Loss)(1)	Balance as of 12/31/10

Common stocks	$215,542	$1,318,541	$1,813,055	$119,296	$56	$(1,301,852)	$1,925,934
Preferred stocks	1,826,055	48,157	—	—	482,781	(18,917)	1,372,514
Corporate bonds	—	289,840	—	—	—	(92,776)	197,064

(1)

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

32 | 2010 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     Effective May 18, 2009, the Fund paid any dividends and capital gain distributions annually in December on the Fund’s Common Stock. Prior to that date, the Fund paid quarterly distributions on the Fund’s Common Stock at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. In January 2011, the Fund announced the resumption of quarterly distributions, commencing March 2011, at an annual rate of 5%. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

2010 Annual Report to Stockholders | 33

Royce Value Trust

Notes to Financial Statements (continued)

Capital Stock:
     The Fund issued 71,215 and 1,646,914 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2010 and 2009, respectively.

     At December 31, 2010, 8,800,000 shares of 5.90% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.

    The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).

     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

     Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.

     The Fund had negative investment performance for eleven rolling 36-month periods in 2010 and accordingly received no advisory fee for those months. For December 2010, the Fund’s investment performance for the rolling 60-month period then ended was 2% above the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $999,933 and no adjustment for the performance of the Fund relative to that of the S&P 600. For the year ended December 31, 2010, the Fund accrued and paid Royce advisory fees totaling $999,933.

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2010, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $308,206,124 and $368,949,353, respectively.

Distributions to Stockholders:

The tax character of distributions paid to common stockholders during 2010 and 2009 was as follows:

Distributions paid from:	2010	2009
Ordinary income	$1,980,699	—
Long-term capital gain	—	—
Return of capital	—	$20,600,435

	$1,980,699	$20,600,435

The tax character of distributions paid to preferred stockholders during 2010 and 2009 was as follows:

Distributions paid from:	2010	2009
Ordinary income	$12,980,000	$11,909,351
Long-term capital gain	—	—
Return of capital	—	1,070,649

	$12,980,000	$12,980,000

34 | 2010 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Distributions to Stockholders (continued):
     As of December 31, 2010, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed ordinary income	$1,299,852
Net unrealized appreciation (depreciation)	316,507,252
Undistributed long-term capital gains	3,257,317
Accrued preferred distributions	(288,450)

$320,775,971

     The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales, partnership investments and the unrealized gains on Passive Foreign Investment Companies.
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2010, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$(381,834)	$(380,416)	$762,250

     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2007-2010) and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements.

Transactions in Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the year ended December 31, 2010:

Affiliated Company	Shares 12/31/09	Market Value 12/31/09	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Dividend Income	Shares 12/31/10	Market Value 12/31/10
Timberland Bancorp	469,200	$2,083,248	–	–	–	$4,692	469,200	$1,731,348
		$2,083,248				$4,692		$1,731,348

2010 Annual Report to Stockholders | 35

Royce Value Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Value Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Value Trust, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2011

36 | 2010 Annual Report to Stockholders

Royce Micro-Cap Trust	December 31, 2010

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 100.9%

Consumer Products – 6.3%
Apparel, Shoes and Accessories - 1.6%
K-Swiss Cl. A [a]	72,400	$902,828
Movado Group [a]	77,633	1,252,997
Steven Madden [a]	12,350	515,242
True Religion Apparel [a]	36,100	803,586
Weyco Group	48,000	1,175,520
Yamato International	40,000	184,259

		4,834,432

Food/Beverage/Tobacco - 1.3%
Binggrae Company	13,400	661,204
Heckmann Corporation [a]	200,000	1,006,000
Seneca Foods Cl. A [a]	51,400	1,386,772
Seneca Foods Cl. B [a]	42,500	1,098,625

		4,152,601

Health, Beauty and Nutrition - 0.2%
NutriSystem	31,400	660,342

Home Furnishing and Appliances - 3.0%
American Woodmark	72,000	1,766,880
Ethan Allen Interiors	81,600	1,632,816
Flexsteel Industries	172,500	3,049,800
Koss Corporation	73,400	367,000
Natuzzi ADR [a]	409,800	1,344,144
Universal Electronics [a]	39,000	1,106,430

		9,267,070

Sports and Recreation - 0.1%
Sturm, Ruger & Co.	22,800	348,612

Other Consumer Products - 0.1%
CSS Industries	20,243	417,208

Total (Cost $13,702,088)		19,680,265

Consumer Services – 4.3%
Media and Broadcasting - 0.4%
Ascent Media Cl. A [a]	31,500	1,220,940

Online Commerce - 0.1%
CryptoLogic [a,b]	88,300	122,737
PetMed Express	12,800	227,968

		350,705

Retail Stores - 3.8%
America’s Car-Mart [a]	92,800	2,513,024
Charming Shoppes [a]	644,200	2,286,910
Kirkland’s [a]	43,900	615,917
Le Chateau Cl. A	32,600	377,049
Lewis Group	57,000	703,382
Luk Fook Holdings (International)	156,100	545,250
Shoe Carnival [a]	12,752	344,304
Stein Mart	178,900	1,654,825
†Systemax	102,000	1,438,200
West Marine [a]	86,000	909,880
Wet Seal (The) Cl. A [a]	134,900	499,130

		11,887,871

Total (Cost $11,051,697)		13,459,516

	SHARES	VALUE
Diversified Investment Companies – 1.0%
Closed-End Funds - 1.0%
ASA	30,000	$1,041,300
MVC Capital	126,200	1,842,520
Urbana Corporation [a]	237,600	308,261

Total (Cost $2,127,367)		3,192,081

Financial Intermediaries – 8.1%
Banking - 3.3%
Alliance Bancorp, Inc. of Pennsylvania	50,420	457,814
Banca Finnat Euramerica	910,000	608,016
BCB Holdings [a]	806,207	917,578
BofI Holding [a,b]	90,000	1,395,900
Cass Information Systems	15,000	569,100
Centrue Financial [a]	66,600	65,268
CFS Bancorp	75,000	392,250
Chemung Financial	40,000	900,000
Commercial National Financial	20,000	362,200
Fauquier Bankshares	135,800	1,751,820
Financial Institutions	36,000	682,920
First Bancorp	40,200	634,758
HopFed Bancorp	56,100	503,778
LCNB Corporation	30,000	358,500
Mechanics Bank	5	60,000
Wilber Corporation (The)	47,908	483,871

		10,143,773

Insurance - 0.8%
Independence Holding	95,800	770,232
Presidential Life	188,100	1,867,833

		2,638,065

Real Estate Investment Trusts - 1.3%
Colony Financial	124,717	2,496,834
†PennyMac Mortgage Investment Trust	60,000	1,089,000
Vestin Realty Mortgage II [a]	214,230	310,634

		3,896,468

Securities Brokers - 2.5%
Cowen Group Cl. A [a]	402,834	1,877,206
Diamond Hill Investment Group	34,479	2,494,211
FBR Capital Markets [a]	326,600	1,247,612
International Assets Holding
Corporation [a]	26,310	620,916
Sanders Morris Harris Group	209,000	1,515,250

		7,755,195

Securities Exchanges - 0.2%
Bolsa Mexicana de Valores	300,000	631,579

Total (Cost $29,114,462)		25,065,080

Financial Services – 6.9%
Diversified Financial Services - 0.4%
†Duff & Phelps Cl. A	50,000	843,000
Encore Capital Group [a]	22,000	515,900

		1,358,900

Information and Processing - 0.2%
Value Line	32,487	469,437

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Annual Report to Stockholders | 37

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Financial Services (continued)
Insurance Brokers - 0.2%
Western Financial Group	148,000	$613,256

Investment Management - 3.5%
BKF Capital Group [a,c]	130,200	143,220
Cohen & Steers	27,900	728,190
Epoch Holding Corporation	196,500	3,051,645
Evercore Partners Cl. A	13,200	448,800
Fiera Sceptre	78,000	633,069
JZ Capital Partners	293,999	1,716,609
Queen City Investments [c]	948	985,920
Sprott Resource [a]	104,400	479,843
U.S. Global Investors Cl. A	91,500	743,895
†Virtus Investment Partners [a,b]	45,000	2,041,650

		10,972,841

Special Purpose Acquisition Corporation - 0.3%
Westway Group [a]	220,000	825,000

Specialty Finance - 0.5%
NGP Capital Resources	98,080	902,336
World Acceptance [a]	12,200	644,160

		1,546,496

Other Financial Services - 1.8%
Hilltop Holdings [a]	101,400	1,005,888
Kennedy-Wilson Holdings [a]	465,358	4,648,926

		5,654,814

Total (Cost $17,541,785)		21,440,744

Health – 7.5%
Commercial Services - 0.4%
PAREXEL International [a]	28,800	611,424
PDI [a]	65,383	689,137

		1,300,561

Drugs and Biotech - 0.9%
Adolor Corporation [a]	460,500	557,205
Hi-Tech Pharmacal [a,b]	17,700	441,615
Simcere Pharmaceutical Group ADR [a]	13,509	154,138
Sinovac Biotech [a]	72,800	329,056
Theragenics Corporation [a]	306,900	463,419
3SBio ADR [a]	30,180	458,132
† XenoPort [a,b]	50,000	426,000

		2,829,565

Health Services - 1.8%
Advisory Board (The) [a]	41,400	1,971,882
† EPS	345	844,334
Gentiva Health Services [a]	23,000	611,800
† LHC Group [a]	17,900	537,000
On Assignment [a]	41,100	334,965
PharMerica Corporation [a]	40,000	458,000
Psychemedics Corporation	37,500	306,750
† Transcend Services [a]	14,800	289,932
U.S. Physical Therapy [a]	10,000	198,200

		5,552,863

Medical Products and Devices - 4.4%
Allied Healthcare Products [a]	226,798	993,375
Atrion Corporation	6,500	1,166,490

	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Exactech [a]	121,000	$2,277,220
†Hansen Medical [a,b]	320,000	470,400
Kensey Nash [a]	27,078	753,581
Medical Action Industries [a]	165,950	1,589,801
MEDTOX Scientific	20,000	262,000
Mesa Laboratories	48,267	1,448,010
NMT Medical [a]	198,500	71,460
†Quidel Corporation [a,b]	21,900	316,455
STRATEC Biomedical Systems	14,000	596,979
Syneron Medical [a]	69,200	705,148
Utah Medical Products	42,300	1,128,141
Young Innovations	61,450	1,967,014

		13,746,074

Total (Cost $18,122,468)		23,429,063

Industrial Products – 22.2%
Automotive - 0.7%
Fuel Systems Solutions [a]	10,000	293,800
Norstar Founders Group [a,d]	771,500	36,229
SORL Auto Parts [a]	41,213	351,547
US Auto Parts Network [a]	150,900	1,267,560
Wonder Auto Technology [a,b]	39,550	298,207

		2,247,343

Building Systems and Components - 2.9%
AAON	73,000	2,059,330
Apogee Enterprises	57,900	779,913
Drew Industries	109,700	2,492,384
LSI Industries	79,812	675,209
NCI Building Systems [a]	8,400	117,516
Preformed Line Products	28,482	1,666,909
WaterFurnace Renewable Energy	48,400	1,205,741

		8,997,002

Construction Materials - 1.5%
Ash Grove Cement [c]	8,000	1,240,000
Monarch Cement	52,303	1,295,545
Trex Company [a]	90,000	2,156,400

		4,691,945

Industrial Components - 2.0%
Bel Fuse Cl. A	67,705	1,714,291
China Automation Group	253,100	184,302
Deswell Industries	564,371	1,828,562
Graham Corporation	60,100	1,202,000
Powell Industries [a]	37,700	1,239,576

		6,168,731

Machinery - 5.4%
Burnham Holdings Cl. A [c]	113,000	1,666,750
Columbus McKinnon [a]	27,550	559,816
Eastern Company (The)	39,750	709,537
FreightCar America	57,700	1,669,838
Hardinge	69,151	673,531
Hollysys Automation Technologies [a,b]	123,492	1,872,139
Hurco Companies [a]	49,866	1,179,331
Jinpan International	142,624	1,501,831

38 | 2010 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Industrial Products (continued)
Machinery (continued)
Sun Hydraulics	58,925	$2,227,365
Tennant Company	92,300	3,545,243
Williams Controls	125,000	1,325,000

		16,930,381

Metal Fabrication and Distribution - 3.1%
Central Steel & Wire [c]	1,088	685,440
CompX International Cl. A	107,500	1,236,250
Encore Wire	15,000	376,200
Foster (L.B.) Company Cl. A [a]	20,900	855,646
Fushi Copperweld [a,b]	114,763	1,019,096
Haynes International	14,100	589,803
Horsehead Holding Corporation [a]	75,700	987,128
NN [a]	114,300	1,412,748
Olympic Steel	22,000	630,960
RTI International Metals [a]	64,900	1,751,002

		9,544,273

Miscellaneous Manufacturing - 2.7%
AZZ	15,000	600,150
Griffon Corporation [a]	89,500	1,140,230
PMFG [a]	143,800	2,358,320
Raven Industries	58,400	2,785,096
Semperit AG Holding	12,500	661,301
Synalloy Corporation	58,200	705,384

		8,250,481

Pumps, Valves and Bearings - 0.4%
CIRCOR International	28,000	1,183,840

Specialty Chemicals and Materials - 3.3%
Aceto Corporation	72,219	649,971
Balchem Corporation	63,375	2,142,709
†China XD Plastics [a,b]	64,470	346,849
†Gulf Resources [a,b]	16,480	176,171
Hawkins	44,866	1,992,050
Park Electrochemical	15,400	462,000
†Quaker Chemical	53,700	2,237,679
Rogers Corporation [a]	58,400	2,233,800

		10,241,229

Textiles - 0.1%
Interface Cl. A	27,000	422,550

Other Industrial Products - 0.1%
Research Frontiers [a,b]	50,000	266,000

Total (Cost $41,152,422)		68,943,775

Industrial Services – 12.4%
Commercial Services - 5.3%
Acacia Research-Acacia Technologies [a]	30,790	798,693
CBIZ [a]	47,000	293,280
Exponent [a]	58,400	2,191,752
Forrester Research	54,900	1,937,421
Global Sources [a]	39,505	376,088
Heidrick & Struggles International	20,000	573,000
Heritage-Crystal Clean [a]	166,401	1,660,682
Innodata Isogen [a]	473,832	1,350,421
Kforce [a]	60,000	970,800

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Lincoln Educational Services	11,200	$173,712
Rentrak Corporation [a]	45,000	1,357,200
SFN Group [a]	300,000	2,928,000
Spectrum Group International [a,b,c]	6,925	17,312
Team [a]	74,840	1,811,128

		16,439,489

Engineering and Construction - 1.0%
Cavco Industries [a]	11,691	545,853
Comfort Systems USA	38,896	512,260
Integrated Electrical Services [a]	277,300	967,777
Layne Christensen [a]	7,400	254,708
MYR Group [a]	28,500	598,500
Sterling Construction [a]	25,000	326,000

		3,205,098

Food, Tobacco and Agriculture - 1.9%
Asian Citrus Holdings	1,060,000	1,338,643
Farmer Bros.	51,400	914,920
†Griffin Land & Nurseries	40,271	1,303,975
Hanfeng Evergreen [a]	58,600	351,258
HQ Sustainable Maritime Industries [a,b]	64,500	307,665
Origin Agritech [a]	121,488	1,293,847
Yuhe International [a]	43,722	391,312

		5,901,620

Industrial Distribution - 0.7%
Houston Wire & Cable	67,375	905,520
Lawson Products	50,269	1,251,195

		2,156,715

Printing - 0.5%
Courier Corporation	30,450	472,584
Domino Printing Sciences	80,000	810,732
Ennis	12,600	215,460

		1,498,776

Transportation and Logistics - 2.4%
Forward Air	50,700	1,438,866
Frozen Food Express Industries [a]	157,000	697,080
Pacer International [a]	35,000	239,400
Patriot Transportation Holding [a]	31,842	2,960,032
Universal Truckload Services [a]	134,200	2,136,464

		7,471,842

Other Industrial Services - 0.6%
US Ecology	104,300	1,812,734

Total (Cost $28,582,678)		38,486,274

Natural Resources – 11.0%
Energy Services - 3.4%
CE Franklin [a]	83,650	598,098
Dawson Geophysical [a]	53,213	1,697,495
†Global Geophysical Services [a]	35,000	363,300
Gulf Island Fabrication	29,116	820,489
Lamprell	202,400	1,014,531
North American Energy Partners [a]	50,000	613,000
OYO Geospace [a]	7,130	706,654
Pason Systems	139,200	1,954,372

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Annual Report to Stockholders | 39

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Pioneer Drilling [a]	57,500	$506,575
Tesco Corporation [a]	50,000	794,000
Willbros Group [a]	131,100	1,287,402
World Energy Solutions [a,b]	72,920	205,634

		10,561,550

Oil and Gas - 1.2%
Approach Resources [a]	12,000	277,200
†BPZ Resources [a,b]	164,000	780,640
China Integrated Energy [a,b]	65,000	476,450
†Credo Petroleum [a]	98,000	793,800
GeoMet [a]	75,000	86,250
GeoResources [a]	30,000	666,300
VAALCO Energy [a]	88,200	631,512

		3,712,152

Precious Metals and Mining - 2.9%
Aurizon Mines [a]	47,000	344,040
Brush Engineered Materials [a]	27,000	1,043,280
Chesapeake Gold [a]	20,000	252,439
Endeavour Mining [a,b]	618,200	1,747,100
Endeavour Mining (Warrants)[a]	50,000	49,784
Exeter Resource [a]	140,000	869,400
†Extorre Gold Mines [a]	140,000	947,601
Gammon Gold [a]	83,836	686,617
†MAG Silver [a]	74,750	929,890
Midway Gold [a]	345,000	284,522
Minefinders Corporation [a]	36,000	397,440
Northgate Minerals [a]	270,000	864,000
Seabridge Gold [a]	16,700	512,356
Victoria Gold [a]	200,000	217,238
Vista Gold [a,b]	50,000	119,500

		9,265,207

Real Estate - 2.7%
Avatar Holdings [a]	18,104	358,821
Consolidated-Tomoka Land	56,750	1,640,075
PICO Holdings [a]	45,700	1,453,260
Pope Resources L.P.	57,205	2,059,380
Tejon Ranch [a]	101,749	2,803,185
ZipRealty [a]	25,000	65,000

		8,379,721

Other Natural Resources - 0.8%
†China Hydroelectric ADS [a,b]	83,100	614,109
J.G. Boswell Company [c]	2,490	1,842,600

		2,456,709

Total (Cost $25,757,520)		34,375,339

Technology – 16.3%
Aerospace and Defense - 2.0%
Ducommun	72,100	1,570,338
HEICO Corporation	42,000	2,143,260
Innovative Solutions and Support [a]	100,000	567,000
Integral Systems [a]	135,522	1,343,023
SIFCO Industries	45,800	746,998

		6,370,619

	SHARES	VALUE
Technology (continued)
Components and Systems - 4.1%
Frequency Electronics [a]	265,000	$1,778,150
Hana Microelectronics	500,000	414,662
†Imation Corporation [a]	112,312	1,157,937
Methode Electronics	66,223	858,912
Newport Corporation [a]	80,900	1,405,233
Pulse Electronics	150,000	798,000
Richardson Electronics	250,900	2,933,021
Rimage Corporation [a]	79,200	1,180,872
SMART Modular Technologies (WWH) [a]	123,800	713,088
Super Micro Computer [a]	59,200	683,168
TransAct Technologies [a]	78,600	736,482

		12,659,525

Distribution - 0.5%
Agilysys [a]	90,000	506,700
Cogo Group [a]	106,275	940,534
ScanSource [a]	3,400	108,460

		1,555,694

Internet Software and Services - 1.2%
iPass	354,147	442,684
Marchex Cl. B	95,000	906,300
Support.com [a]	245,000	1,587,600
WebMediaBrands [a]	525,000	840,000

		3,776,584

IT Services - 2.7%
Computer Task Group [a]	236,100	2,568,768
iGATE Corporation	81,200	1,600,452
Sapient Corporation	350,000	4,235,000
Yucheng Technologies [a]	52,100	188,081

		8,592,301

Semiconductors and Equipment - 1.9%
Exar Corporation [a]	261,208	1,823,232
Inficon Holding	3,600	691,123
Integrated Silicon Solution [a]	76,300	612,689
Micrel	60,000	779,400
PLX Technology [a]	80,000	288,800
TTM Technologies [a]	114,400	1,705,704

		5,900,948

Software - 2.6%
ACI Worldwide [a]	69,600	1,870,152
Actuate Corporation [a]	112,900	643,530
American Software Cl. A	90,700	614,039
†DynaVox Cl. A [a]	20,000	102,600
Fundtech [a]	51,000	824,670
Geeknet [a,b]	87,500	2,186,625
Pegasystems	49,000	1,794,870

		8,036,486

Telecommunications - 1.3%
Anaren [a]	8,000	166,800
Atlantic Tele-Network	14,700	563,598
Diguang International Development [a]	230,000	23,000
†Neutral Tandem [a]	123,500	1,783,340
Novatel Wireless [a]	43,300	413,515
PC-Tel [a]	44,100	264,600

40 | 2010 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
Zhone Technologies [a]	266,320	$711,074

		3,925,927

Total (Cost $29,744,403)		50,818,084

Miscellaneous [e] – 4.9%
Total (Cost $14,042,852)		15,275,929

TOTAL COMMON STOCKS
(Cost $230,939,742)		314,166,150

PREFERRED STOCK – 0.4%
Seneca Foods Conv. [a,c]
(Cost $578,719)	45,409	1,225,135

REPURCHASE AGREEMENT – 17.7%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $55,022,596 (collateralized by obligations of various U.S. Government Agencies, 3.25%-5.625% due 3/11/11-3/22/11, valued at $56,400,513) (Cost $55,022,000)		55,022,000

VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.6%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0154%)
(Cost $4,845,066)	$4,845,066

TOTAL INVESTMENTS – 120.6%
(Cost $291,385,527)	375,258,351

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.3)%	(3,979,536)

PREFERRED STOCK – (19.3)%	(60,000,000)

NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS – 100.0%	$311,278,815

† New additions in 2010.
[a] Non-income producing.
[b] All or a portion of these securities were on loan at December 31, 2010. Total market value of loaned securities at December 31, 2010 was $4,654,351.
[c] These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.

[d] A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[e] Includes securities first acquired in 2010 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2010 market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $295,686,981. At December 31, 2010, net unrealized appreciation for all securities was $79,571,370, consisting of aggregate gross unrealized appreciation of $104,616,248 and aggregate gross unrealized depreciation of $25,044,878. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Annual Report to Stockholders | 41

Royce Micro-Cap Trust	December 31, 2010

Statement of Assets and Liabilities

ASSETS:
Total investments at value (including collateral on loaned securities)*	$320,236,351
Repurchase agreements (at cost and value)	55,022,000
Cash and foreign currency	19,303
Receivable for investments sold	2,031,307
Receivable for dividends and interest	280,970
Prepaid expenses and other assets	33,881

Total Assets	377,623,812

LIABILITIES:
Payable for collateral on loaned securities	4,845,066
Payable for investments purchased	1,055,204
Payable for investment advisory fee	213,646
Preferred dividends accrued but not yet declared	80,000
Accrued expenses	151,081

Total Liabilities	6,344,997

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 2,400,000 shares outstanding	60,000,000

Total Preferred Stock	60,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$311,278,815

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 27,451,390 shares outstanding (150,000,000 shares authorized)	$226,349,278
Undistributed net investment income (loss)	(1,685,821)
Accumulated net realized gain (loss) on investments and foreign currency	2,869,932
Net unrealized appreciation (depreciation) on investments and foreign currency	83,825,426
Preferred dividends accrued but not yet declared	(80,000)

Net Assets applicable to Common Stockholders (net asset value per share - $11.34)	$311,278,815

*Investments at identified cost (including $4,845,066 of collateral on loaned securities)	$236,363,527
Market value of loaned securities	4,654,351

42 | 2010 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust	Year Ended December 31, 2010

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*	$4,931,671
Interest	25,555
Securities lending	172,953
Total income	5,130,179

Expenses:
Investment advisory fees	2,677,122
Stockholder reports	103,826
Custody and transfer agent fees	83,491
Directors’ fees	52,469
Professional fees	52,419
Administrative and office facilities	35,582
Other expenses	58,612

Total expenses	3,063,521
Fees waived by investment adviser	(128,334)

Net expenses	2,935,187

Net investment income (loss)	2,194,992

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	43,940,506
Foreign currency transactions	5,723
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	26,705,837
Other assets and liabilities denominated in foreign currency	(41,914)

Net realized and unrealized gain (loss) on investments and foreign currency	70,610,152

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	72,805,144

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	$69,205,144
* Net of foreign withholding tax of $39,571.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Annual Report to Stockholders | 43

Royce Micro-Cap Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Year ended 12/31/10	Year ended 12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$2,194,992	$37,740
Net realized gain (loss) on investments and foreign currency	43,946,229	(8,011,984)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	26,663,923	87,498,482

Net increase (decrease) in net assets from investment operations	72,805,144	79,524,238

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(2,832,980)	(1,009,948)
Net realized gain on investments and foreign currency	(767,020)	—
Return of capital	—	(2,590,052)

Total distributions to Preferred Stockholders	(3,600,000)	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	69,205,144	75,924,238

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(1,720,810)	—
Net realized gain on investments and foreign currency	(465,903)	—
Return of capital	—	(5,846,946)

Total distributions to Common Stockholders	(2,186,713)	(5,846,946)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	1,104,264	3,224,397

Total capital stock transactions	1,104,264	3,224,397

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	68,122,695	73,301,689

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	243,156,120	169,854,431

End of year (including undistributed net investment income (loss) of $(1,685,821) at 12/31/10 and $(2,035,268) at 12/31/09)	$311,278,815	$243,156,120

44 | 2010 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF PERIOD	$8.90	$6.39	$13.48	$14.77	$13.43

INVESTMENT OPERATIONS:
Net investment income (loss)	0.08	0.00	0.02	(0.00)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	2.58	2.88	(5.70)	0.24	3.04

Total investment operations	2.66	2.88	(5.68)	0.24	3.05

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.10)	(0.04)	(0.01)	(0.01)	(0.02)
Net realized gain on investments and foreign currency	(0.03)	—	(0.13)	(0.14)	(0.14)
Return of capital	—	(0.09)	—	—	—

Total distributions to Preferred Stockholders	(0.13)	(0.13)	(0.14)	(0.15)	(0.16)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	2.53	2.75	(5.82)	0.09	2.89

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.06)	—	(0.09)	(0.08)	(0.20)
Net realized gain on investments and foreign currency	(0.02)	—	(0.83)	(1.27)	(1.35)
Return of capital	—	(0.22)	(0.27)	—	—

Total distributions to Common Stockholders	(0.08)	(0.22)	(1.19)	(1.35)	(1.55)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.01)	(0.02)	(0.08)	(0.03)	(0.00)

Total capital stock transactions	(0.01)	(0.02)	(0.08)	(0.03)	(0.00)

NET ASSET VALUE, END OF PERIOD	$11.34	$8.90	$6.39	$13.48	$14.77

MARKET VALUE, END OF PERIOD	$9.80	$7.37	$5.62	$11.94	$16.57

TOTAL RETURN (a):
Market Value	34.10%	37.91%	(45.84)%	(20.54)%	26.72%
Net Asset Value	28.50%	46.47%	(45.45)%	0.64%	22.46%

RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.12%	1.59%	1.55%	1.56%	1.64%
Investment advisory fee expense (d)	0.97%	1.38%	1.39%	1.44%	1.49%
Other operating expenses	0.15%	0.21%	0.16%	0.12%	0.15%
Net investment income (loss)	0.84%	0.02%	0.15%	(0.07)%	0.05%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$311,279	$243,156	$169,854	$331,476	$343,682
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$60,000	$60,000	$60,000	$60,000	$60,000
Portfolio Turnover Rate	27%	30%	42%	41%	34%
PREFERRED STOCK:
Total shares outstanding	2,400,000	2,400,000	2,400,000	2,400,000	2,400,000
Asset coverage per share	$154.70	$126.32	$95.77	$163.11	$168.20
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$25.11	$23.47	$23.08	$24.06	$24.15

(a)

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)

Expense ratios based on total average net assets including liquidation value of Preferred Stock were 0.91%, 1.21%, 1.26%, 1.33% and 1.38% for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

(c)

Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.17%, 1.74% and 1.58% for the years ended December 31, 2010, 2009 and 2008; before waiver of fees and after earnings credits would have been 1.17%, 1.74%, 1.58%, 1.56% and 1.64% for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

(d)

The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Annual Report to Stockholders | 45

Royce Micro-Cap Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Micro-Cap Trust, Inc. (the “Fund”), was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –

other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

    The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
    The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total

Common stocks	$281,716,840	$32,413,081	$36,229	$314,166,150
Preferred stocks	—	1,225,135	—	1,225,135
Cash equivalents	4,845,066	55,022,000	—	59,867,066

Level 3 Reconciliation:

	Balance as of 12/31/09	Purchases	Transfers Out	Sales	Realized and Unrealized Gain (Loss)(1)	Balance as of 12/31/10

Common stocks	$73,019	$—	$367,000	$—	$330,210	$36,229

(1)

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

46 | 2010 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     Effective May 18, 2009, the Fund paid any dividends and capital gain distributions annually in December on the Fund’s Common Stock. Prior to that date, the Fund paid quarterly distributions on the Fund’s Common Stock at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. In January 2011, the Fund announced the resumption of quarterly distributions, commencing March 2011, at an annual rate of 5%. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
       The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

2010 Annual Report to Stockholders | 47

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Capital Stock:
     The Fund issued 117,475 and 756,901 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2010 and 2009, respectively.
     At December 31, 2010, 2,400,000 shares of 6.00% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
    For twelve rolling 36-month periods in 2010, the Fund’s investment performance ranged from 3% to 8% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $3,133,905 and a net downward adjustment of $456,783 for the performance of the Fund relative to that of the Russell 2000. Additionally, Royce voluntarily waived a portion of its investment advisory fee ($128,334) attributable to issues of the Fund’s Preferred Stock for those months in which the Fund’s average annual NAV total return failed to exceed the applicable Preferred Stock’s dividend rate. For the year ended December 31, 2010, the Fund accrued and paid Royce investment advisory fees totaling $2,548,788.

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2010, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $78,028,795 and $102,414,531, respectively.

Distributions to Stockholders:

`
The tax character of distributions paid to common stockholders during 2010 and 2009 was as follows:

Distributions paid from:	2010	2009
Ordinary income	$1,720,810	—
Long-term capital gain	465,903	—
Return of capital	—	$5,846,946

	$2,186,713	$5,846,946

The tax character of distributions paid to preferred stockholders during 2010 and 2009 was as follows:

Distributions paid from:	2010	2009
Ordinary income	$2,832,980	$1,009,948
Long-term capital gain	767,020	—
Return of capital	—	2,590,052

	$3,600,000	$3,600,000

48 | 2010 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Distributions to Stockholders (continued):
     As of December 31, 2010, tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed ordinary income	$2,165,233
Net unrealized appreciation (depreciation)	79,523,971
Undistributed long-term capital gains	3,320,333
Accrued preferred distributions	(80,000)

$84,929,537

     The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales, partnership investments and the unrealized gains on Passive Foreign Investment Companies.
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2010, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$2,708,246	$(2,742,768)	$34,522

     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2007-2010) and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements.

2010 Annual Report to Stockholders | 49

Royce Micro-Cap Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Micro-Cap Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2011

50 | 2010 Annual Report to Stockholders

Royce Focus Trust	December 31, 2010

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 102.0%

Consumer Products – 8.7%
Apparel, Shoes and Accessories - 1.1%
Timberland Company (The) Cl. A [a]	80,000	$1,967,200

Food/Beverage/Tobacco - 4.7%
Cal-Maine Foods	75,000	2,368,500
Industrias Bachoco ADR	100,000	2,419,000
Sanderson Farms	85,000	3,327,750

		8,115,250

Health, Beauty and Nutrition - 1.1%
Nu Skin Enterprises Cl. A	60,000	1,815,600

Sports and Recreation - 1.8%
Thor Industries	90,000	3,056,400

Total (Cost $14,084,210)		14,954,450

Consumer Services – 5.3%
Retail Stores - 5.3%
Buckle (The)	120,000	4,532,400
†GameStop Corporation Cl. A [a]	150,000	3,432,000
Men’s Wearhouse (The)	50,000	1,249,000

Total (Cost $7,816,602)		9,213,400

Financial Intermediaries – 5.1%
Insurance - 3.7%
†Berkshire Hathaway Cl. B [a]	80,000	6,408,800

Securities Brokers - 1.4%
Knight Capital Group Cl. A [a]	175,000	2,413,250

Total (Cost $8,321,927)		8,822,050

Financial Services – 12.6%
Investment Management - 10.3%
†Artio Global Investors Cl. A	80,300	1,184,425
†Ashmore Group	400,000	2,089,817
Franklin Resources	40,000	4,448,400
Partners Group Holding	12,000	2,276,792
Sprott	400,000	3,242,482
U.S. Global Investors Cl. A	147,849	1,202,012
†Value Partners Group	3,200,000	3,211,198

		17,655,126

Other Financial Services - 2.3%
Kennedy-Wilson Holdings [a]	400,771	4,003,702

Total (Cost $17,920,331)		21,658,828

Health – 1.6%
Drugs and Biotech - 1.6%
Endo Pharmaceuticals Holdings [a]	75,000	2,678,250

Total (Cost $1,087,094)		2,678,250

Industrial Products – 15.2%
Building Systems and Components - 2.2%
Simpson Manufacturing	65,000	2,009,150
WaterFurnace Renewable Energy	70,000	1,743,840

		3,752,990

	SHARES	VALUE
Industrial Products (continued)
Industrial Components - 2.9%
GrafTech International [a]	250,000	$4,960,000

Machinery - 1.3%
Lincoln Electric Holdings	35,000	2,284,450

Metal Fabrication and Distribution - 6.7%
Nucor Corporation	50,000	2,191,000
Reliance Steel & Aluminum	85,000	4,343,500
Schnitzer Steel Industries Cl. A	75,000	4,979,250

		11,513,750

Miscellaneous Manufacturing - 2.1%
Rational	5,000	1,105,120
†Semperit AG Holding	50,000	2,645,206

		3,750,326

Total (Cost $14,528,616)		26,261,516

Industrial Services – 6.1%
Engineering and Construction - 1.4%
Jacobs Engineering Group [a]	50,000	2,292,500

Food, Tobacco and Agriculture - 3.1%
Mosaic Company (The)	70,000	5,345,200

Transportation and Logistics - 1.6%
Patriot Transportation Holding [a]	30,000	2,788,800

Total (Cost $7,340,453)		10,426,500

Natural Resources – 30.8%
Energy Services - 10.9%
†Ensco ADR	75,000	4,003,500
†Helmerich & Payne	50,000	2,424,000
Pason Systems	175,000	2,457,005
Tesco Corporation [a]	150,000	2,382,000
Trican Well Service	200,000	4,051,091
Unit Corporation [a]	75,000	3,486,000

		18,803,596

Oil and Gas - 1.3%
Exxon Mobil	30,000	2,193,600

Precious Metals and Mining - 16.8%
Alamos Gold	120,000	2,283,415
Allied Nevada Gold [a]	150,000	3,946,500
†Centamin Egypt [a]	1,000,000	2,795,937
Endeavour Mining [a]	1,100,000	3,108,720
Fresnillo	80,000	2,080,462
Major Drilling Group International	100,000	4,178,819
†Orbit Garant Drilling [a]	300,000	1,870,663
Pan American Silver	100,000	4,121,000
Seabridge Gold [a]	150,000	4,602,000

		28,987,516

Real Estate - 0.9%
PICO Holdings [a]	50,000	1,590,000

Other Natural Resources - 0.9%
Magma Energy [a]	1,000,000	1,478,427

Total (Cost $37,682,411)		53,053,139

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Annual Report to Stockholders | 51

Royce Focus Trust	December 31, 2010

Schedule of Investments

	SHARES	VALUE
Technology – 15.7%
Components and Systems - 4.1%
Pfeiffer Vacuum Technology	20,000	$2,351,888
†Western Digital [a]	140,000	4,746,000

		7,097,888

Semiconductors and Equipment - 9.1%
ADTRAN	60,000	2,172,600
†Aixtron ADR [b]	80,000	2,976,000
†Analog Devices	85,000	3,201,950
MKS Instruments [a]	120,000	2,938,800
†Varian Semiconductor Equipment
Associates [a]	120,000	4,436,400

		15,725,750

Software - 2.5%
Microsoft Corporation	150,000	4,188,000

Total (Cost $21,503,688)		27,011,638

Miscellaneous [c] – 0.9%

Total (Cost $1,381,196)		1,534,000

TOTAL COMMON STOCKS
(Cost $131,666,528)		175,613,771

REPURCHASE AGREEMENT – 12.4%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $21,373,232 (collateralized by obligations of various U.S. Government Agencies, due 4/25/11, valued at $21,909,040) (Cost $21,373,000)		21,373,000

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.7%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0154%) (Cost $2,970,000)	$2,970,000

TOTAL INVESTMENTS – 116.1%
(Cost $156,009,528)	199,956,771

LIABILITIES LESS CASH AND OTHER ASSETS – (1.6)%	(2,665,998)

PREFERRED STOCK – (14.5)%	(25,000,000)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS – 100.0%	$172,290,773

† New additions in 2010.
[a] Non-income producing.
[b] All or a portion of this security was on loan at December 31, 2010. Total market value of loaned securities as December 31, 2010 was $2,946,240.
[c] Includes securities first acquired in 2010 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2010 market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $156,513,100. At December 31, 2010, net unrealized appreciation for all securities was $43,443,671, consisting of aggregate gross unrealized appreciation of $48,541,614 and aggregate gross unrealized depreciation of $5,097,943.

52 | 2010 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust	December 31, 2010

Statement of Assets and Liabilities

ASSETS:
Total investments at value (including collateral on loaned securities)*	$178,583,771
Repurchase agreements (at cost and value)	21,373,000
Cash and foreign currency	876
Receivable for investments sold	445,612
Receivable for dividends and interest	106,823
Prepaid expenses and other assets	21,904

Total Assets	200,531,986

LIABILITIES:
Payable for collateral on loaned securities	2,970,000
Payable for investment advisory fee	164,382
Preferred dividends accrued but not yet declared	33,325
Accrued expenses	73,506

Total Liabilities	3,241,213

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 1,000,000 shares outstanding	25,000,000

Total Preferred Stock	25,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$172,290,773

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 19,759,064 shares outstanding (150,000,000 shares authorized)	$128,878,265
Undistributed net investment income (loss)	(1,318,551)
Accumulated net realized gain (loss) on investments and foreign currency	814,497
Net unrealized appreciation (depreciation) on investments and foreign currency	43,949,895
Preferred dividends accrued but not yet declared	(33,333)

Net Assets applicable to Common Stockholders (net asset value per share - $8.72)	$172,290,773

*Investments at identified cost (including $2,970,000 of collateral on loaned securities)	$134,636,528
Market value of loaned securities	2,946,240

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Annual Report to Stockholders | 53

Royce Focus Trust	Year Ended December 31, 2010

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*	$1,717,569
Interest	20,125
Securities lending	35,956

Total income	1,773,650

Expenses:
Investment advisory fees	1,705,995
Stockholder reports	68,554
Custody and transfer agent fees	58,948
Professional fees	39,730
Directors’ fees	30,783
Administrative and office facilities	19,019
Other expenses	65,142

Total expenses	1,988,171
Compensating balance credits	(74)

Net expenses	1,988,097

Net investment income (loss)	(214,447)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	13,884,647
Foreign currency transactions	9,074
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	18,612,319
Other assets and liabilities denominated in foreign currency	2,152

Net realized and unrealized gain (loss) on investments and foreign currency	32,508,192

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	32,293,745

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	$30,793,745

* Net of foreign withholding tax of $69,312.

54 | 2010 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Year ended 12/31/10	Year ended 12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$(214,447)	$547,725
Net realized gain (loss) on investments and foreign currency	13,893,721	(10,501,276)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	18,614,471	61,002,195

Net increase (decrease) in net assets from investment operations	32,293,745	51,048,644

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(941,621)	(1,500,000)
Net realized gain on investments and foreign currency	(558,379)	—

Total distributions to Preferred Stockholders	(1,500,000)	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	30,793,745	49,548,644

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	—	(76,678)
Net realized gain on investments and foreign currency	—	—
Return of capital	—	(1,674,712)

Total distributions to Common Stockholders	—	(1,751,390)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	—	1,150,102

Total capital stock transactions	—	1,150,102

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	30,793,745	48,947,356

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	141,497,028	92,549,672

End of year (including undistributed net investment income (loss) of $(1,318,551) at 12/31/10 and $(1,133,274) at 12/31/09)	$172,290,773	$141,497,028

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Annual Report to Stockholders | 55

Royce Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2010	2009	2008	2007	2006

NET ASSET VALUE, BEGINNING OF PERIOD	$7.16	$4.76	$8.92	$9.75	$9.76

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)	0.03	0.07	0.15	0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.65	2.54	(3.67)	1.12	1.50

Total investment operations	1.64	2.57	(3.60)	1.27	1.66

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.05)	(0.08)	(0.01)	(0.02)	(0.01)
Net realized gain on investments and foreign currency	(0.03)	—	(0.07)	(0.07)	(0.09)

Total distributions to Preferred Stockholders	(0.08)	(0.08)	(0.08)	(0.09)	(0.10)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	1.56	2.49	(3.68)	1.18	1.56

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	—	(0.00)	(0.07)	(0.44)	(0.20)
Net realized gain on investments and foreign currency	—	—	(0.37)	(1.57)	(1.37)
Return of capital	—	(0.09)	(0.03)	—	—

Total distributions to Common Stockholders	—	(0.09)	(0.47)	(2.01)	(1.57)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	—	(0.00)	(0.01)	(0.00)	(0.00)

Total capital stock transactions	—	(0.00)	(0.01)	(0.00)	(0.00)

NET ASSET VALUE, END OF PERIOD	$8.72	$7.16	$4.76	$8.92	$9.75

MARKET VALUE, END OF PERIOD	$7.57	$6.33	$4.60	$8.97	$10.68

TOTAL RETURN (a):
Market Value	19.59%	40.84%	(44.94)%	3.02%	30.50%
Net Asset Value	21.79%	53.95%	(42.71)%	12.22%	16.33%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b, c)	1.37%	1.42%	1.34%	1.32%	1.36%
Investment advisory fee expense	1.17%	1.16%	1.13%	1.14%	1.16%
Other operating expenses	0.20%	0.26%	0.21%	0.18%	0.20%
Net investment income (loss)	(0.15)%	0.49%	0.72%	1.13%	1.54%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$172,291	$141,497	$92,550	$165,807	$158,567
Liquidation Value of Preferred Stock, End of Period (in thousands)	$25,000	$25,000	$25,000	$25,000	$25,000
Portfolio Turnover Rate	36%	46%	51%	62%	30%
PREFERRED STOCK:
Total shares outstanding	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Asset coverage per share	$197.29	$166.48	$117.55	$190.81	$183.57
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$25.38	$23.56	$22.89	$24.37	$24.98

(a)

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)

Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.17%, 1.16%, 1.14%, 1.15%, and 1.17% for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

(c)

Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.48% and 1.39% for the years ended December 31, 2009 and 2008; before waiver of fees and after earnings credits would have been 1.37%, 1.48%, 1.39%, 1.31% and 1.36% for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

56 | 2010 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Focus Trust, Inc. (the “Fund”), is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
     At December 31, 2010, officers, employees of Royce, Fund directors, the Royce retirement plans and other affiliates owned 25% of the Fund.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –

other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total

Common stocks	$132,642,890	$42,970,881	—	$175,613,771
Cash equivalents	2,970,000	21,373,000	—	24,343,000

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

2010 Annual Report to Stockholders | 57

Royce Focus Trust

Notes to Financial Statements (continued)

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     Effective May 18, 2009, the Fund paid any dividends and capital gain distributions annually in December on the Fund’s Common Stock. Prior to that date, the Fund paid quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. In January 2011, the Fund announced the resumption of quarterly distributions, commencing March 2011, at an annual rate of 5%. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
     The Fund issued 299,149 shares of Common Stock as reinvestment of distributions by Common Stockholders for the year ended December 31, 2009.
     At December 31, 2010, 1,000,000 shares of 6.00% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred

58 | 2010 Annual Report to Stockholders

Royce Focus Trust

Notes to Financial Statements (continued)

Capital Stock (continued):
Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate. For the year ended December 31, 2010, the Fund accrued and paid Royce investment advisory fees totaling $1,705,995.

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2010, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $56,449,875 and $53,513,459, respectively.

Distributions to Stockholders:
The tax character of distributions paid to common stockholders during 2010 and 2009 was as follows:

Distributions paid from:	2010	2009

Ordinary income	$—	$76,678
Long-term capital gain	—	—
Return of capital	—	1,674,712

	$—	$1,751,390

The tax character of distributions paid to preferred stockholders during 2010 and 2009 was as follows:

Distributions paid from:	2010	2009

Ordinary income	$941,621	$1,500,000
Long-term capital gain	558,379	—
Return of capital	—	—

	$1,500,000	$1,500,000

As of December 31, 2010, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Net unrealized appreciation (depreciation)	$43,446,323
Post October loss*	(482)
Accrued preferred distributions	(33,333)

$43,412,508

*

Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2010, the Fund had $482 of post October currency losses.

     The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales, partnership investments and the unrealized gains on Passive Foreign Investment Companies.
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2010, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain (Loss)	Capital
$970,791	$(797,859)	$(172,932)

     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2007-2010) and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements.

2010 Annual Report to Stockholders | 59

Royce Focus Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Focus Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Focus Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Focus Trust, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2011

60 | 2010 Annual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds,745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director*, President
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1986
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Director*
Age: 56 | Number of Funds Overseen: 52 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 17 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Director
Age: 62 | Number of Funds Overseen: 35 | Tenure: Since 2010
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Director
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1986
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Director
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Director
Age: 68 | Number of Funds Overseen: 52 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 17 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1986
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 65 | Number of Funds Overseen: 52 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 17 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 59 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 52 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 52 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 48 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 43 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 51 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

* Interested Director

Each director will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s directors and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

2010 Annual Report to Stockholders | 61

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2010, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2010 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. The Funds invest primarily in securities of micro-, small- and mid-cap companies, which may involve considerably more risk than investments of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
    The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap index measures the performance of the smallest 1,000 companies in the Russell 2000. The Russell Midcap index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 index. The S&P 500 and S&P SmallCap 600 are indexes of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI EAFE index (Europe, Australasia, Far East) is designed to measure the equity market performance of developed equity markets, excluding the U.S. and Canada. The MSCI World ex USA Small Core index represents the small-cap segment in the world’s developed equity markets excluding the United States. Returns for the market indexes used in this Review and Report were based on information supplied to Royce by Russell Investments and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating result
•	the prospects of the Funds’ portfolio companies

•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
    The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock and up to 10% of the issued and outstanding shares of its respective preferred stock during the year ending December 31, 2010. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.
    Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for Royce Value Trust and Royce Micro-Cap Trust and to Nasdaq for Royce Focus Trust, respectively, the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s or Nasdaq’s Corporate Governance listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2010, filed with the Securities and Exchange Commission.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

62 | 2010 Annual Report to Stockholders

Notes to Performance and Other Important Information (continued)

Royce Value Trust, Inc.
At the 2010 Annual Meeting of Stockholders held on September 22, 2010, the Fund’s stockholders elected five Directors, consisting of:

		VOTES FOR	VOTES WITHHELD

*	Richard M. Galkin	62,314,115	3,213,711

*	Mark R. Fetting	62,421,082	3,106,744

*	Arthur S. Mehlman	62,393,552	3,134,274

**	Patricia W. Chadwick	8,227,830	123,498

**	David L. Meister	8,213,522	137,806

*	Common Stock and Preferred Stock voting together as a single class
**	Preferred Stock voting as a separate class

Royce Micro-Cap Trust, Inc.
At the 2010 Annual Meeting of Stockholders held on September 22, 2010, the Fund’s stockholders elected five Directors, consisting of:

		VOTES FOR	VOTES WITHHELD

*	Richard M. Galkin	24,489,348	1,524,506

*	Mark R. Fetting	24,516,619	1,497,235

*	Arthur S. Mehlman	24,482,891	1,530,963

**	Patricia W. Chadwick	2,163,807	136,925

**	David L. Meister	2,162,109	138,623

*	Common Stock and Preferred Stock voting together as a single class
**	Preferred Stock voting as a separate class

Royce Focus Trust, Inc.
At the 2010 Annual Meeting of Stockholders held on September 22, 2010, the Fund’s stockholders elected five Directors, consisting of:

		VOTES FOR	VOTES WITHHELD

*	Richard M. Galkin	16,211,911	469,000

*	Mark R. Fetting	16,228,052	452,859

*	Arthur S. Mehlman	16,211,032	469,879

**	Stephen L. Isaacs	876,478	84,383

**	David L. Meister	876,478	84,383

*	Common Stock and Preferred Stock voting together as a single class
**	Preferred Stock voting as a separate class

2010 Annual Report to Stockholders | 63

This page was intentionally left blank.

64 | This page is not part of the 2010 Annual Report to Stockholders

2010: The Year in Quotes

The best investors in the world do not target returns; they focus first on risk. – Seth Klarman

Markets are constantly in a state of uncertainty and flux and money is made by discounting the obvious and betting on the unexpected. – George Soros

Points To Ponder

We’re in the early stages of a long-term recovery in global M&A volume. Historically, you see that the upcycles last five to eight years, and the downcycles typically two to three years. We have just come through more than a two-year down cycle, and it is clear to me that we have turned the corner.

–	Roger Altman, Barron’s, February 8, 2010

U.S. consumers are shedding debt at the fastest rate in more than six decades, largely through a wave of defaults, in a trend that underscores the depth of their financial troubles but could also help clear the way for a stronger economic recovery.

–	Mark Whitehouse, The Wall Street Journal,
March 12, 2010

Balance sheets are like bikinis: What they reveal is suggestive, but what they conceal is vital.

–	SimoleonSense.com

More U.S. stocks are paying dividends that exceed bond yields than any time in at least 15 years as profits rise at the fastest pace in two decades.

–	Bloomberg, September 7, 2010

The budget should be balanced, the Treasury should be refilled, public debt should be reduced, the arrogance of officialdom should be tempered and controlled, and the assistance to foreign lands should be curtailed lest Rome become bankrupt. People must again learn to work, instead of living on public assistance.

–	Cicero, 55 BC

In Absolute Agreement

Investors who seek funds in which managers are willing to invest their own money seem to significantly tilt the odds in their favor. The correlation is absolute and significant. Among equity funds, the correlation of better returns is stronger with manager ownership than it is with low costs.

–	Don Phillips, Morningstar Advisor,
February 18, 2010

It’s been an ideal period for investors: A climate of fear is their best friend... Big opportunities come infrequently. When it’s raining gold, reach for a bucket, not a thimble.

–	Warren Buffett, The Wall Street Journal,
March 1, 2010

We focus on strong balance sheets and free-cash flow—if earnings are depressed—and look at downside risk before we look at upside appreciation. It’s a very risk-sensitive strategy…and an outgrowth of our starting in the business in the late ‘60s and early ‘70s when we experienced firsthand how downside can hurt you and make compounding returns difficult.

–	Tom Perkins, Perkins Mid Cap Value Fund,
Barron’s, October 16, 2010

If you focus solely on the economy, you could get bearish…but when you look at the health of companies themselves, it’s very easy to get bullish.

–	Ronald Muhlenkamp, Muhlenkamp Fund,
Money Magazine, October 21, 2010

Cocktail Conversation

The good news is that valuation is more compelling overseas than it is in the U.S. In ’08, most foreign stock markets fell a lot more than they did in the U.S. But most foreign markets, especially in local currency terms, didn’t bounce back nearly as much as they did in the U.S.

–	Charles de Vaulx, Barron’s, May 15, 2010

As a portfolio manager, if you go only with your best ideas, you’re not diversified enough.

–	Aaron Brown, AQR Capital Management,
Institutional Investor, May 2010

When we buy something, we try to look at it as if we were buying a bond…If a bond [price] declines, its yield goes up. So if a stock declines, its forward rate of return goes up.

–	Donald Yacktman, Yacktman Fund, Barron’s,
May 22, 2010

Timeless Tidbits

We cannot become what we need to be by remaining what we are.

–	Max Depree

There is no such uncertainty as a sure thing.

–	Robert Burns

The only reason for time is so that everything doesn’t happen at once.

–	Albert Einstein

This page is not part of the 2010 Annual Report to Stockholders

About The Royce Funds
Wealth Of Experience		Consistent Discipline

With approximately $37 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 15 Portfolio Managers, 11 assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $130 million invested in The Royce Funds.

Contact Us
General Information	RIA Services	Broker/Dealer Services	Computershare
Additional Report Copies	Fund Materials and	Fund Materials and	Transfer Agent
and Prospectus Inquiries	Performance Updates	Performance Updates	and Registrar
(800) 221-4268	(800) 33-ROYCE (337-6923)	(800) 59-ROYCE (597-6923)	(800) 426-5523

CE-REP-1210

Item 2.  Code(s) of Ethics.   As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.  No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

(a)(1)

The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)

Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Directors as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)

Audit Fees:

Year ended December 31, 2010 - $39,500

Year ended December 31, 2009 - $38,500

(b)

Audit-Related Fees:

Year ended December 31, 2010 - $1,500 – Preparation of reports to rating agency for Preferred Stock

Year ended December 31, 2009 - $1,500 – Preparation of reports to rating agency for Preferred Stock

(c)

Tax Fees:

Year ended December 31, 2010 - $6,800 - Preparation of tax returns

Year ended December 31, 2009 - $6,750 - Preparation of tax returns

(d)

All Other Fees:

Year ended December 31, 2010 - $0

Year ended December 31, 2009 - $0

(e)(1)

Annual Pre-Approval:  On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee.  This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval.  The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them.  Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval:  If, in the judgment of the Registrant's Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services.  To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement.  To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee.  The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)

Not Applicable

(f)

Not Applicable

(g)

Year ended December 31, 2010 - $8,300

Year ended December 31, 2009 - $8,250

(h)

No such services were rendered during 2010 or 2009.

Item 5.  Audit Committee of Listed Registrants. The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.   Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien are members of the Registrant’s audit committee.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

June 5, 2003, as amended

through October 22, 2009

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have delegated proxy voting authority to Royce. Such authority is determined at the inception of each client account and generally: (i) is specifically authorized in the applicable investment management agreement or other written instrument or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to it in the applicable investment management agreement. The Boards of Trustees/Directors of The Royce Funds (the “Boards”) have delegated all proxy voting decisions to Royce subject to these policies and procedures.  Notwithstanding the above, from time to time the Boards may reserve voting authority for specific securities.

Receipt of Proxy Material.  Under the continuous oversight of the Head of Administration, an Administrative Assistant designated by him is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility.  All proxy materials are logged in upon receipt by Royce’s Librarian.

Voting of Proxies.  Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented.  Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.”  The Head of Administration or his designee, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s Chief Investment Officer on how to vote on those matters on behalf of Royce clients.  Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors.  Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from Glass Lewis & Co., an independent third party research firm, the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment.  If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.

From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast.  If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration, or his designee, and the Chief Investment Officer.  The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers.  The Head of Administration, or his designee, maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration, or his designee, allowing such differing votes.  The Head of Administration, or his designee, performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.

There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal.  These would include, among others, excessive compensation, unusual management stock options, preferential voting and poison pills.  The portfolio managers decide these issues on a case-by-case basis as described above.

c.

A portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

d.

When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

e.

If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration, or his designee, will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds' voting power at the up-coming stockholder meeting.  A material effect is defined as any case where the Loaned Securities are 1% or more of a class of a company’s outstanding equity securities. Monthly, the Head of Administration or his designee will review the summary of this activity by State Street.  A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all proxy ballots held for Royce client account portfolios to Glass Lewis & Co. for voting, utilizing the Viewpoint proxy voting platform. Substantially all portfolio companies utilize Broadridge to collect their proxy votes.

Under the continuous oversight of the Head of Administration, or his designee, the designated Administrative Assistant is responsible for voting all proxies in a timely manner.  Votes are returned to Broadridge using Viewpoint as ballots are received, generally two weeks before the scheduled meeting date.  The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4:00 pm on the day before the meeting.  If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest.  The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce.  The Head of Administration, or his designee, develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports.  This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration or his designee by the designated Administrative Assistant. An R&A Compliance Officer then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest.  Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Glass Lewis & Co.). The Head of Administration or his designee maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast.  Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping.  A record of the issues and how they are voted is stored in the Viewpoint system.  Copies of all physically executed proxy cards, all proxy statements (with it being permissible to rely on proxy statements filed and available on Edgar) and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. In addition, copies of each written client request for information on how Royce voted proxies on behalf of that client, and a copy of any written response by Royce to any (written or oral) client request for information on how Royce voted proxies on behalf of that client will be maintained by Royce’s Head of Administration and/or Royce’s Director of Alternative Investments, or their designee (depending on who received such request) for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. Royce’s Compliance Department shall maintain a copy of any proxy voting policies and procedures in effect at any time within the last five years.

Disclosure. Royce’s proxy voting procedures will be disclosed to clients upon commencement of a client account. Thereafter, proxy voting records and procedures are generally disclosed to those clients for which Royce has authority to vote proxies as set forth below:

-

The Royce Funds – proxy voting records are disclosed annually on Form N-PX (with such voting records also available at www.roycefunds.com). Proxy voting procedures are available in the Statement of Additional Information for the open-end funds, in the annual report on Form N-CSR for the closed-end funds and at www.roycefunds.com.

-

Limited Liability Company and Limited Partnership Accounts – proxy voting records are disclosed to members/partners upon request and proxy voting procedures (along with a summary thereof) are provided to members/partners annually (and are available at www.roycefunds.com).

-

Separate Accounts – proxy voting records and procedures are disclosed to separate account clients annually.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2010)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
Charles M. Royce	President and member of the Board of Directors of the Registrant	Since 1986

President, Co-Chief Investment Officer and member of the Board of Managers of Royce & Associates, LLC (“Royce”), investment adviser to the Registrant, Royce Focus Trust, Inc., Royce Micro-Cap Trust, Inc. ("RMT"), The Royce Fund and Royce Capital Fund (collectively, “The Royce Funds”).

Chris Flynn	Assistant Portfolio Manager*	Since April 1, 2007	Assistant Portfolio Manager of the Registrant (since April 1, 2007); and Principal, Assistant Portfolio Manager and Senior Analyst at Royce (since 1993).
David Nadel	Assistant Portfolio Manager*	Since April 1, 2007

Assistant Portfolio Manager of the Registrant (since April 1, 2007);  Director of International Research at Royce (since 2010); Portfolio Manager and Senior Analyst at Royce( since 2006); Senior Portfolio Manager at Neuberger Berman Inc. (2004-2006); and Senior Analyst at Pequot Capital Management, Inc. (2001-2003).

Lauren Romeo	Assistant Portfolio Manager*	Since May 1, 2009

Assistant Portfolio of the Registrant (since May 1, 2009); Portfolio Manager and Analyst at Royce (since 2004); Portfolio Manager at Dalton, Grenier, Hartman & Maher (since 2001); an Analyst with Legg Mason Funds Management (2000-2001); and an Analyst with T. Rowe Price Group (1996-2000).

* Assistant Portfolio Managers may have investment discretion over a portion of the Registrant’s portfolio subject to the supervision of Registrant’s Portfolio Manager.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2010)

Other Accounts

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Charles M. Royce
	Registered investment companies	17	$20,291,470,354	5	$1,762,244,769
	Private pooled investment vehicles	2	$37,416,000	1	$34,249,000
	Other accounts*	11	$47,010,565	-	-

Chris Flynn
	Registered investment companies	4	$6,507,820,403	2	$1,697,157,952
	Private pooled investment vehicles	-	-	-	-
	Other accounts*	-	-	-	-

David Nadel
	Registered investment companies	10	$3,629,168,326	2	$1,342,234,356
	Private pooled investment vehicles	2	$10,613,000	-	-
	Other accounts*	-	-	-	-

Lauren Romeo
	Registered investment companies	6	$16,457,935,918	2	$1,384,666,698
	Private pooled investment vehicles	2	$446,157,000	-	-
	Other accounts*	-	-	-	-

*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest

The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest.  For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability.  In this circumstance, the Portfolio Manager is expected to review each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably.  The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time.  To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a "bunched" order) in an effort to obtain best execution or a more favorable commission rate.  In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce & Associates, LLC (“Royce”) to each of such managed accounts at the weighted average execution price and commission.  In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order.  Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

As described below, there is a revenue-based component of each Portfolio Manager's Performance-Related Variable Compensation and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce.  In addition, Charles M. Royce receives variable compensation based on Royce's retained pre-tax profits from operations.  As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Registrant’s shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by the Registrant or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager's compensation is tied to performance fees earned by Royce for the management of any one client account.  Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue.  Notwithstanding the above, the Performance-Related Variable Compensation paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (the Registrant and Royce Micro-Cap Trust) is based, in part, on performance-based fee revenues.  The Registrant and Royce Micro-Cap Trust pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index.  In addition, three other registered investment company accounts, Royce Select Fund I, Royce Select Fund II and Royce SMid-Cap Select Fund, for which the Portfolio Manager serves as Assistant Portfolio Manager, each pay Royce a performance-based fee.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds.  To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant’s stockholders’ interests).  Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities for their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2010)

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals.  All Portfolio Managers, receive from Royce a base salary, Performance-Related Variable Compensation (generally the largest element of each Portfolio Manager's compensation with the exception of Charles M. Royce), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package.  Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation.  Except as described below, each Portfolio Manager's compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager's experience and responsibilities.

-

PERFORMANCE-RELATED VARIABLE COMPENSATION.  Each Portfolio Manager receives quarterly Performance-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing.  The revenue used to determine the quarterly Performance-Related Variable Compensation received by Charles M. Royce that relates to each of the Registrant and Royce Micro-Cap Trust is performance-based fee revenue. For all Portfolio Managers, the Performance-Related Variable Compensation applicable to the registered investment company accounts managed by the Portfolio Manager is subject to downward adjustment or elimination based on a combination of 3-year, 5-year risk and 10-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2010 there were 365 such Funds tracked by Morningstar), 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes and absolute returns over the prior full market cycle and current cycle to date vs. the accounts’ benchmark.  The Performance-Related Variable Compensation applicable to non-registered investment company accounts managed by a Portfolio Manager, and to Royce Select Funds, is not subject to performance-related adjustment.

Payment of the Performance-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns.  The amount of the deferred Performance-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period.  The amount deferred will depend on the Portfolio Manager's total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company account for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly variable compensation based on Royce's net revenues.

-

BENEFIT PACKAGE. Each Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce's 401(k) Plan and Money Purchase Pension Plan.  From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce's parent company, Legg Mason, Inc.  Those options typically represent a relatively small portion of a Portfolio Managers' overall compensation.

Charles M. Royce, in addition to the above-described compensation, also receive variable compensation based on Royce's retained pre-tax operating profit.  This variable compensation, along with the Performance-Related Variable Compensation and Firm-Related Variable Compensation, generally represents the most significant element of Mr. Royce's compensation.  A portion of the above-described compensation payable to Mr. Royce relates to his responsibilities as Royce's Chief Executive Officer, Co-Chief Investment Officer and President of The Royce Funds.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2010)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Managers, including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Registrant’s Shares Beneficially Owned
Charles M. Royce	Over $1,000,000
Chris Flynn	$10,001-$50,000
David Nadel	None
Lauren Romeo	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders.  Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12.  Exhibits.   Attached hereto.

(a)(1)  The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE VALUE TRUST, INC.

BY: /s/Charles M. Royce

       Charles M. Royce

       President

Date: March 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE VALUE TRUST, INC.

ROYCE VALUE TRUST, INC.

BY: /s/Charles M. Royce

BY:  /s/John D. Diederich

       Charles M. Royce

        John D. Diederich

       President

        Chief Financial Officer

Date: March 2, 2011

Date: March 2, 2011